                                   EXHIBIT 25

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 -------------

                                    FORM T-1



                       STATEMENT OF ELIGIBILITY UNDER THE
                        TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY
                 OF A TRUSTEE PURSUANT TO SECTION 305(b)(2)____

                                 -------------

                    TEXAS COMMERCE BANK NATIONAL ASSOCIATION
               (Exact name of trustee as specified in its charter)


                                   74-0800980
                                (I.R.S. Employer
                               Identification No.)


           712 Main Street
           Houston, Texas                                               77002
(Address of principal executive offices)                              (Zip Code)

                                 -------------

                              PLAINS RESOURCES INC.
              (Exact name of obligor as specified in its charter)


            Delaware                                             13-2898764
(State or other jurisdiction of                               (I.R.S. Employer
incorporation or organization)                               Identification No.)


        1600 Smith Street
          Houston, Texas                                                77002
(Address of principal executive offices)                              (Zip Code)


              10 1/4% Senior Subordinated Notes Due 2006, Series B

                       (Title of the indenture securities)

================================================================================

                                                                      EXHIBIT 25

ITEM 1.  GENERAL INFORMATION.

         FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

         (a) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

             Comptroller of the Currency, Washington, D.C.
             Federal Deposit Insurance Corporation, Washington, D.C.
             Board of Governors of The Federal Reserve System, Washington, D.C.



         (b) WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

             Yes.

ITEM 2.  AFFILIATIONS WITH THE OBLIGOR.

         IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

         The obligor is not an affiliate of the trustee.

         (See Note on Page 5.)

ITEM 3.  VOTING SECURITIES OF THE TRUSTEE.

         FURNISH THE FOLLOWING INFORMATION AS TO EACH CLASS OF VOTING SECURITIES OF THE TRUSTEE:



                     COL. A                                 COL. B
                  TITLE OF CLASS                       AMOUNT OUTSTANDING
                  --------------                       ------------------

         Not applicable by virtue of Form T-1 General Instruction B and response to Item 13.

ITEM 4.  TRUSTEESHIPS UNDER OTHER INDENTURES.

         IF THE TRUSTEE IS A TRUSTEE UNDER ANOTHER INDENTURE UNDER WHICH ANY OTHER SECURITIES, OR CERTIFICATES OF INTEREST OR PARTICIPATION IN ANY OTHER SECURITIES, OF THE OBLIGOR ARE OUTSTANDING, FURNISH THE FOLLOWING INFORMATION:



         (a) TITLE OF THE SECURITIES OUTSTANDING UNDER EACH SUCH OTHER
     INDENTURE.

         Not applicable by virtue of Form T-1 General Instruction B and response to Item 13.

         (b) A BRIEF STATEMENT OF THE FACTS RELIED UPON AS A BASIS FOR THE CLAIM THAT NO CONFLICTING INTEREST WITHIN THE MEANING OF SECTION 310(B)(1) OF THE ACT ARISES AS A RESULT OF THE TRUSTEESHIP UNDER ANY SUCH OTHER INDENTURE, INCLUDING A STATEMENT AS TO HOW THE INDENTURE SECURITIES WILL RANK AS COMPARED WITH THE SECURITIES ISSUED UNDER SUCH OTHER INDENTURE.



         Not applicable by virtue of Form T-I General Instruction B and response to Item 13.

ITEM 5. INTERLOCKING DIRECTORATES AND SIMILAR RELATIONSHIPS WITH THE OBLIGOR OR UNDERWRITERS.

         IF THE TRUSTEE OR ANY OF THE DIRECTORS OR EXECUTIVE OFFICERS OF THE TRUSTEE IS A DIRECTOR, OFFICER, PARTNER, EMPLOYEE, APPOINTEE OR REPRESENTATIVE OF THE OBLIGOR OR OF ANY UNDERWRITER FOR THE OBLIGOR, IDENTIFY EACH SUCH PERSON HAVING ANY SUCH CONNECTION AND STATE THE NATURE OF EACH SUCH CONNECTION.

         Not applicable by virtue of Form T-1 General Instruction B and response to Item 13.


ITEM 6.  VOTING SECURITIES OF THE TRUSTEE OWNED BY THE OBLIGOR OR ITS OFFICIALS.

         Furnish the following information as to the voting securities of the trustee owned beneficially by the obligor and each director, partner and executive officer of the obligor.

  COL.  A               COL.  B               COL.  C               COL. D
                                                                 PERCENTAGE OF
                                                               VOTING SECURITIES
                                                                 REPRESENTED BY
                                            AMOUNT OWNED          AMOUNT GIVEN
NAME OF OWNER        TITLE OF CLASS         BENEFICIALLY           IN COL. C
- -------------        --------------         ------------       -----------------

         Not applicable by virtue of Form T-1 General Instruction B and response to Item 13.



ITEM 7.  VOTING SECURITIES OF THE TRUSTEE OWNED BY UNDERWRITERS OR THEIR
         OFFICIALS.

         FURNISH THE FOLLOWING INFORMATION AS TO THE VOTING SECURITIES OF THE TRUSTEE OWNED BENEFICIALLY BY EACH UNDERWRITER FOR THE OBLIGOR AND EACH DIRECTOR, PARTNER AND EXECUTIVE OFFICER OF EACH SUCH UNDERWRITER.

  COL.  A               COL.  B               COL.  C               COL. D
                                                                 PERCENTAGE OF
                                                               VOTING SECURITIES
                                                                 REPRESENTED BY
                                            AMOUNT OWNED          AMOUNT GIVEN
NAME OF OWNER        TITLE OF CLASS         BENEFICIALLY           IN COL. C
- -------------        --------------         ------------       -----------------

         Not applicable by virtue of Form T-1 General Instruction B and response to Item 13.



ITEM 8.  SECURITIES OF THE OBLIGOR OWNED OR HELD BY THE TRUSTEE.

         FURNISH THE FOLLOWING INFORMATION AS TO SECURITIES OF THE OBLIGOR OWNED BENEFICIALLY OR HELD AS COLLATERAL SECURITY FOR OBLIGATIONS IN DEFAULT BY THE TRUSTEE.



   COL. A               COL. B              COL. C                 COL. D
                      WHETHER THE        AMOUNT OWNED
                      SECURITIES     BENEFICIALLY OR HELD     PERCENT OF CLASS
                      ARE VOTING    AS COLLATERAL SECURITY     REPRESENTED BY
                     OR NONVOTING       FOR OBLIGATIONS         AMOUNT GIVEN
TITLE OF CLASS        SECURITIES          IN DEFAULT             IN COL. C
- --------------       ------------   ----------------------    ---------------

         Not applicable by virtue of Form T-1 General Instruction B and response to Item 13.

ITEM 9.  SECURITIES OF UNDERWRITERS OWNED OR HELD BY THE TRUSTEE.

         If the trustee owns beneficially or holds as collateral security for obligations in default any securities of an underwriter for the obligor, furnish the following information as to each class of securities of such underwriter any of which are so owned or held by the trustee.

     COL. A              COL. B           COL. C                COL. D
                                        AMOUNT OWNED
                                   BENEFICIALLY OR HELD     PERCENT OF CLASS
                                  AS COLLATERAL SECURITY     REPRESENTED BY
NAME OF ISSUER AND      AMOUNT      FOR OBLIGATIONS IN        AMOUNT GIVEN
  TITLE OF CLASS      OUTSTANDING   DEFAULT BY TRUSTEE          IN COL. C
- ------------------    -----------   ----------------------    ----------------

         Not applicable by virtue of Form T-1 General Instruction B and response to Item 13.

ITEM 10. OWNERSHIP OR HOLDINGS BY THE TRUSTEE OF VOTING SECURITIES OF CERTAIN AFFILIATES OR SECURITY HOLDERS OF THE OBLIGOR.



         IF THE TRUSTEE OWNS BENEFICIALLY OR HOLDS AS COLLATERAL SECURITY FOR OBLIGATIONS IN DEFAULT VOTING SECURITIES OF A PERSON WHO, TO THE KNOWLEDGE OF THE TRUSTEE (1) OWNS 10 PERCENT OR MORE OF THE VOTING SECURITIES OF THE OBLIGOR OR (2) IS AN AFFILIATE, OTHER THAN A SUBSIDIARY, OF THE OBLIGOR, FURNISH THE FOLLOWING INFORMATION AS TO THE VOTING SECURITIES OF SUCH PERSON:

     COL. A              COL. B           COL. C                  COL. D
                                       AMOUNT OWNED
                                   BENEFICIALLY OR HELD     PERCENT OF CLASS
                                  AS COLLATERAL SECURITY     REPRESENTED BY
NAME OF ISSUER AND      AMOUNT      FOR OBLIGATIONS IN        AMOUNT GIVEN
  TITLE OF CLASS      OUTSTANDING   DEFAULT BY TRUSTEE         IN COL. C
- ------------------    ----------- ----------------------    ----------------

         Not applicable by virtue of Form T-1 General Instruction B and response to Item 13.

ITEM 11. OWNERSHIP OR HOLDINGS BY THE TRUSTEE OF ANY SECURITIES OF A PERSON OWNING 50 PERCENT OR MORE OF THE VOTING SECURITIES OF THE OBLIGOR.


         IF THE TRUSTEE OWNS BENEFICIALLY OR HOLDS AS COLLATERAL SECURITY FOR OBLIGATIONS IN DEFAULT ANY SECURITIES OF A PERSON WHO, TO THE KNOWLEDGE OF THE TRUSTEE, OWNS 50 PERCENT OR MORE OF THE VOTING SECURITIES OF THE OBLIGOR, FURNISH THE FOLLOWING INFORMATION AS TO EACH CLASS OF SECURITIES OF SUCH PERSON ANY OF WHICH ARE SO OWNED OR HELD BY THE TRUSTEE.

     COL. A              COL. B           COL. C                 COL. D
                                       AMOUNT OWNED
                                   BENEFICIALLY OR HELD     PERCENT OF CLASS
                                  AS COLLATERAL SECURITY      REPRESENTED BY
NAME OF ISSUER AND      AMOUNT      FOR OBLIGATIONS IN        AMOUNT GIVEN
  TITLE OF CLASS      OUTSTANDING   DEFAULT BY TRUSTEE         IN COL. C
- ------------------    -----------   ----------------------    ----------------

         Not applicable by virtue of Form T-1 General Instruction B and response to Item 13.

ITEM 12. INDEBTEDNESS OF THE OBLIGOR TO THE TRUSTEE.

         EXCEPT AS NOTED IN THE INSTRUCTIONS, IF THE OBLIGOR IS INDEBTED TO THE TRUSTEE, FURNISH THE FOLLOWING INFORMATION:

              COL. A                     COL. B                     COL. C

             NATURE OF                   AMOUNT
           INDEBTEDNESS                OUTSTANDING                 DATE DUE
           ------------                -----------                 --------

         Not applicable by virtue of Form T-1 General Instruction B and response to Item 13.


ITEM 13. DEFAULTS BY THE OBLIGOR.

         (a) STATE WHETHER THERE IS OR HAS BEEN A DEFAULT WITH RESPECT TO THE SECURITIES UNDER THIS INDENTURE. EXPLAIN THE NATURE OF ANY SUCH DEFAULT.

         There is not nor has there been, a default with respect to the securities under this indenture. (See Note on Page 5.)

         (b) IF THE TRUSTEE IS A TRUSTEE UNDER ANOTHER INDENTURE UNDER WHICH ANY OTHER SECURITIES, OR CERTIFICATES OF INTEREST OR PARTICIPATION IN ANY OTHER SECURITIES, OF THE OBLIGOR ARE OUTSTANDING, OR IS TRUSTEE FOR MORE THAN ONE OUTSTANDING SERIES OF SECURITIES UNDER THE INDENTURE, STATE WHETHER THERE HAS BEEN A DEFAULT UNDER ANY SUCH INDENTURE OR SERIES, IDENTIFY THE INDENTURE OR SERIES AFFECTED, AND EXPLAIN THE NATURE OF ANY SUCH DEFAULT.

         There has not been a default under any such indenture or series. (See Note on Page 5.)

ITEM 14. AFFILIATIONS WITH THE UNDERWRITERS.

         IF ANY UNDERWRITER IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

         Not applicable by virtue of Form T-1 General Instruction B and response to Item 13.

ITEM 15. FOREIGN TRUSTEE.

         IDENTIFY THE ORDER OR RULE PURSUANT TO WHICH THE FOREIGN TRUSTEE IS AUTHORIZED TO ACT AS SOLE TRUSTEE UNDER INDENTURES QUALIFIED OR TO BE QUALIFIED UNDER THE ACT.

         Not applicable.

ITEM 16.      LIST OF EXHIBITS.

         LIST BELOW ALL EXHIBITS FILED AS A PART OF THIS STATEMENT OF
ELIGIBILITY.

- -1 -- A copy of the articles of association of the trustee as now in effect. #2 -- A copy of the certificate of authority of the trustee to commence business.
*3  --  A copy of the authorization of the trustee to exercise corporate trust powers.
+4  --  A copy of the existing by-laws of the trustee.
 5  --  Not applicable.
*6  --  The consent of the trustee required by Section 321(b) of the Act.
 7 -- A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.
 8  --  Not applicable.
 9  --  Not applicable.

- --------

- -       Incorporated by reference to exhibit bearing the same designation and previously filed with the Securities and Exchange Commission as exhibits to the Form S-3 File No. 33-56195.

# Incorporated by reference to exhibit bearing the same designation and previously filed with the Securities and Exchange Commission as an exhibit to the Form S-3 File No. 33-42814.

* Incorporated by reference to exhibit bearing the same designation and previously filed with the Securities and Exchange Commission as exhibits to the Form S-11 File No. 33-25132.

+ Incorporated by reference to exhibit bearing the same designation and previously filed with the Securities and Exchange Commission as exhibits to the Form S-3 File No. 33-65055.

                                  -----------

                                      NOTE



         Inasmuch as this Form T-1 is filed prior to the ascertainment by the trustee of all facts on which to base responsive answers to Items 2 and 13, the answers to said Items are based on incomplete information. Such Items may, however, be considered as correct unless amended by an amendment to this Form T-1.

                                    SIGNATURE

         PURSUANT TO THE REQUIREMENTS OF THE TRUST INDENTURE ACT OF 1939 THE TRUSTEE, TEXAS COMMERCE BANK NATIONAL ASSOCIATION, A NATIONAL BANKING ASSOCIATION ORGANIZED AND EXISTING UNDER THE LAWS OF THE UNITED STATES OF AMERICA, HAS DULY CAUSED THIS STATEMENT OF ELIGIBILITY TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, ALL IN THE CITY OF HOUSTON AND STATE OF TEXAS, ON THE 1ST DAY OF MAY, 1996.


                                             TEXAS COMMERCE BANK
                                             NATIONAL ASSOCIATION



                                             By: /s/ WAYNE MENTZ
                                                 ------------------------
                                                 Wayne Mentz
                                                 Assistant Vice President

                                  EXHIBIT 7

Legal Title of Bank:  Texas Commerce Bank National Association                      Call Date:   3/31/96  ST-BK: 48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                                       Page RI-1
City, State   Zip:    Houston, TX  77252-2558
FDIC Certificate No.: |0|3|2|6|3|
                      -----------

Consolidated Report of Income for the period January 1, 1996-March 31, 1996

All Report of Income schedules are to be reported on a calendar year-to-date basis in thousands of dollars.

Schedule RI--Income Statement
                                                                                                           ----------
                                                                                                           |  I480  | (-
                                                                                               ----------------------
                                                                   Dollar Amounts in Thousands | RIAD  Bil Mil Thou |
- ---------------------------------------------------------------------------------------------------------------------
1. Interest income:                                                                            | ////////////////// |
   a. Interest and fee income on loans:                                                        | ////////////////// |
      (1) In domestic offices:                                                                 | ////////////////// |
          (a) Loans secured by real estate ................................................... | 4011        52,792 | 1.a.(1)(a)
          (b) Loans to depository institutions ............................................... | 4019           814 | 1.a.(1)(b)
          (c) Loans to finance agricultural production and other loans to farmers ............ | 4024         1,278 | 1.a.(1)(c)
          (d) Commercial and industrial loans ................................................ | 4012       109,359 | 1.a.(1)(d)
          (e) Acceptances of other banks ..................................................... | 4026             0 | 1.a.(1)(e)
          (f) Loans to individuals for household, family, and other personal expenditures:     | ////////////////// |
              (1) Credit cards and related plans ............................................. | 4054         4,054 | 1.a.(1)(f)(1)
              (2) Other ...................................................................... | 4055        44,499 | 1.a.(1)(f)(2)
          (g) Loans to foreign governments and official institutions ......................... | 4056         2,901 | 1.a.(1)(g)
          (h) Obligations (other than securities and leases) of states and political           | ////////////////// |
              subdivisions in the U.S.:                                                        | ////////////////// |
              (1) Taxable obligations ........................................................ | 4503             0 | 1.a.(1)(h)(1)
              (2) Tax-exempt obligations ..................................................... | 4504           436 | 1.a.(1)(h)(2)
          (i) All other loans in domestic offices ............................................ | 4058        20,561 | 1.a.(1)(i)
      (2) In foreign offices, Edge and Agreement subsidiaries, and IBFs ...................... | 4059         2,145 | 1.a.(2)
   b. Income from lease financing receivables:                                                 | ////////////////// |
      (1) Taxable leases ..................................................................... | 4505         2,621 | 1.b.(1)
      (2) Tax-exempt leases .................................................................. | 4307             0 | 1.b.(2)
   c. Interest income on balances due from depository institutions:(1)                         | ////////////////// |
      (1) In domestic offices ................................................................ | 4105            65 | 1.c.(1)
      (2) In foreign offices, Edge and Agreement subsidiaries, and IBFs ...................... | 4106             0 | 1.c.(2)
   d. Interest and dividend income on securities:                                              | ////////////////// |
      (1) U.S. Treasury securities and U.S. Government agency and corporation obligations .... | 4027        71,142 | 1.d.(1)
      (2) Securities issued by states and political subdivisions in the U.S.:                  | ////////////////// |
          (a) Taxable securities ............................................................. | 4506             1 | 1.d.(2)(a)
          (b) Tax-exempt securities .......................................................... | 4507             4 | 1.d.(2)(b)
      (3) Other domestic debt securities ..................................................... | 3657            50 | 1.d.(3)
      (4) Foreign debt securities ............................................................ | 3658             0 | 1.d.(4)
      (5) Equity securities (including investments in mutual funds) .......................... | 3659           692 | 1.d.(5)
   e. Interest income from trading assets .................................................... | 4069           129 | 1.e.
                                                                                               ----------------------
- ----------
(1) Includes interest income on time certificates of deposit not held for trading.





                                                                 3

Legal Title of Bank:  Texas Commerce Bank National Association                      Call Date:   3/31/96  ST-BK: 48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                                       Page RI-2
City, State   Zip:    Houston, TX  77252-2558
FDIC Certificate No.: |0|3|2|6|3|
                      -----------

Schedule RI--Continued
                                                                                   ----------------
                                                 Dollar Amounts in Thousands       | Year-to-date |
- ---------------------------------------------------------------------------------------------------
 1. Interest income (continued)                                              | RIAD  Bil Mil Thou |
    f. Interest income on federal funds sold and securities purchased under  | ////////////////// |
       agreements to resell in domestic offices of the bank and of its Edge  | ////////////////// |
       and Agreement subsidiaries, and in IBFs ............................. | 4020         5,466 |  1.f.
    g. Total interest income (sum of items 1.a through 1.f) ................ | 4107       319,009 |  1.g.
 2. Interest expense:                                                        | ////////////////// |
    a. Interest on deposits:                                                 | ////////////////// |
       (1) Interest on deposits in domestic offices:                         | ////////////////// |
           (a) Transaction accounts (NOW accounts, ATS accounts, and         | ////////////////// |
               telephone and preauthorized transfer accounts) .............. | 4508         1,398 |  2.a.(1)(a)
           (b) Nontransaction accounts:                                      | ////////////////// |
               (1) Money market deposit accounts (MMDAs) ................... | 4509        10,729 |  2.a.(1)(b)(1)
               (2) Other savings deposits .................................. | 4511        25,638 |  2.a.(1)(b)(2)
               (3) Time certificates of deposit of $100,000 or more ........ | 4174        10,502 |  2.a.(1)(b)(3)
               (4) All other time deposits ................................. | 4512        35,009 |  2.a.(1)(b)(4)
       (2) Interest on deposits in foreign offices, Edge and Agreement       | ////////////////// |
           subsidiaries, and IBFs .......................................... | 4172         3,810 |  2.a.(2)
    b. Expense of federal funds purchased and securities sold under          | ////////////////// |
       agreements to repurchase in domestic offices of the bank and of its   | ////////////////// |
       Edge and Agreement subsidiaries, and in IBFs ........................ | 4180        12,482 |  2.b.
    c. Interest on demand notes issued to the U.S. Treasury, trading         | ////////////////// |
       liabilities, and other borrowed money ............................... | 4185         9,432 |  2.c.
    d. Interest on mortgage indebtedness and obligations under capitalized   | ////////////////// |
       leases .............................................................. | 4072           390 |  2.d.
                                                                                                  ----------------------------
 3. Net interest income (item 1.g minus 2.f) ............................... | ////////////////// | RIAD 4074 |      202,284 |  3.
                                                                                                  ----------------------------
                                                                             | ////////////////// |
 4. Provisions:                                                                                   ----------------------------
    a. Provision for loan and lease losses ................................. | ////////////////// | RIAD 4230 |            0 |  4.a.
    b. Provision for allocated transfer risk ............................... | ////////////////// | RIAD 4243 |            0 |  4.b.
                                                                                                  ----------------------------
 5. Noninterest income:                                                      | ////////////////// |
    a. Income from fiduciary activities .................................... | 4070        28,689 |  5.a.
    b. Service charges on deposit accounts in domestic offices ............. | 4080        36,078 |  5.b.
    c. Trading revenue (must equal Schedule RI, sum of Memorandum            | ////////////////// |
       items 8.a through 8.d) .............................................. | A220         6,757 |  5.c.
    d. Other foreign transaction gains (losses) ............................ | 4076             0 |  5.d.
    e. Not applicable                                                        | ////////////////// |
    f. Other noninterest income:                                             | ////////////////// |
       (1) Other fee income ................................................ | 5407        19,517 |  5.f.(1)
       (2) All other noninterest income* ................................... | 5408         8,411 |  5.f.(2)
                                                                                                  ----------------------------
    g. Total noninterest income (sum of items 5.a through 5.f) ............. | ////////////////// | RIAD 4079 |       99,452 |  5.g.
 6. a. Realized gains (losses) on held-to-maturity securities .............. | ////////////////// | RIAD 3521 |            0 |  6.a.
    b. Realized gains (losses) on available-for-sale securities ............ | ////////////////// | RIAD 3196 |        4,331 |  6.b.
                                                                                                  ----------------------------
 7. Noninterest expense:                                                     | ////////////////// |
    a. Salaries and employee benefits ...................................... | 4135       103,866 |  7.a.
    b. Expenses of premises and fixed assets (net of rental income)          | ////////////////// |
       (excluding salaries and employee benefits and mortgage interest) .... | 4217        37,921 |  7.b.
    c. Other noninterest expense* .......................................... | 4092        58,054 |  7.c.
                                                                                                  ----------------------------
    d. Total noninterest expense (sum of items 7.a through 7.c) ............ | ////////////////// | RIAD 4093 |      199,841 |  7.d.
                                                                                                  ----------------------------
                                                                             | ////////////////// |
 8. Income (loss) before income taxes and extraordinary items and other                           ----------------------------
    adjustments (item 3 plus or minus items 4.a, 4.b, 5.g, 6.a, 6.b, and 7.d)| ////////////////// | RIAD 4301 |      106,226 |  8.
 9. Applicable income taxes (on item 8) .................................... | ////////////////// | RIAD 4302 |       38,798 |  9.
                                                                                                  ----------------------------
                                                                             | ////////////////// |
10. Income (loss) before extraordinary items and other adjustments (item 8                        ----------------------------
    minus 9) ............................................................... | ////////////////// | RIAD 4300 |       67,428 | 10.
                                                                             -------------------------------------------------
- ----------
*Describe on Schedule RI-E--Explanations.






                                                                4

Legal Title of Bank:  Texas Commerce Bank National Association                      Call Date:   3/31/96  ST-BK: 48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                                       Page RI-3
City, State   Zip:    Houston, TX  77252-2558
FDIC Certificate No.: |0|3|2|6|3|
                      -----------

Schedule RI--Continued
                                                                                 ----------------
                                                                                 | Year-to-date |
                                                                           ------ --------------
                                               Dollar Amounts in Thousands | RIAD  Bil Mil Thou |
- --------------------------------------------------------------------------- --------------------
11. Extraordinary items and other adjustments:                             | ////////////////// |
    a. Extraordinary items and other adjustments, gross of income taxes* . | 4310             0 | 11.a.
    b. Applicable income taxes (on item 11.a)* ........................... | 4315             0 | 11.b.
                                                                           | ////////////////// |
    c. Extraordinary items and other adjustments, net of income taxes                           ----------------------------
       (item 11.a minus 11.b) ............................................ | ////////////////// | RIAD 4320 |            0 | 11.c.
12. Net income (loss) (sum of items 10 and 11.c) ......................... | ////////////////// | RIAD 4340 |       67,428 | 12.
                                                                           -------------------------------------------------

                                                                                                                  ----------
                                                                                                                  |  I481  | (-
                                                                                                            ------ --------
Memoranda                                                                                                   | Year-to-date |
                                                                                                      ------ --------------
                                                                          Dollar Amounts in Thousands | RIAD  Bil Mil Thou |
- ------------------------------------------------------------------------------------------------------ --------------------
 1. Interest expense incurred to carry tax-exempt securities, loans, and leases acquired after        | ////////////////// |
    August 7, 1986, that is not deductible for federal income tax purposes .......................... | 4513            50 | M.1.
 2. Income from the sale and servicing of mutual funds and annuities in domestic offices              | ////////////////// |
    (included in Schedule RI, item 8) ............................................................... | 8431         4,061 | M.2.
 3.-4. Not applicable                                                                                 | ////////////////// |
 5. Number of full-time equivalent employees on payroll at end of current period (round to            | ////        Number |
    nearest whole number) ........................................................................... | 4150         8,767 | M.5.
 6. Not applicable                                                                                    | ////////////////// |
 7. If the reporting bank has restated its balance sheet as a result of applying push down            | ////      MM DD YY |
    accounting this calendar year, report the date of the bank's acquisition ........................ | 9106      00/00/00 | M.7.
 8. Trading revenue (from cash instruments and off-balance sheet derivative instruments)              | ////////////////// |
    (sum of Memorandum items 8.a through 8.d must equal Schedule RI, item 5.c):                       | ////  Bil Mil Thou |
    a. Interest rate exposures ...................................................................... | 8757         3,320 | M.8.a.
    b. Foreign exchange exposures ................................................................... | 8758         3,437 | M.8.b.
    c. Equity security and index exposures .......................................................... | 8759             0 | M.8.c.
    d. Commodity and other exposures ................................................................ | 8760             0 | M.8.d.
 9. Impact on income of off-balance sheet derivatives held for purposes other than trading:           | ////////////////// |
    a. Net increase (decrease) to interest income ................................................... | 8761         5,315 | M.9.a.
    b. Net (increase) decrease to interest expense .................................................. | 8762          (431)| M.9.b.
10. Credit losses on off-balance sheet derivatives (see instructions) ............................... | A251             0 | M.10.
                                                                                                      ----------------------
- ----------
*Describe on Schedule RI-E--Explanations.






                                                                 5

Legal Title of Bank:  Texas Commerce Bank National Association                      Call Date:   3/31/96  ST-BK: 48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                                       Page RI-4
City, State   Zip:    Houston, TX  77252-2558
FDIC Certificate No.: |0|3|2|6|3|
                      -----------

Schedule RI-A--Changes in Equity Capital

Indicate decreases and losses in parentheses.                                                                     ----------
                                                                                                                  |  I483  | (-
                                                                                                      ------------ --------
                                                                          Dollar Amounts in Thousands | RIAD  Bil Mil Thou |
- ------------------------------------------------------------------------------------------------------ --------------------
 1. Total equity capital originally reported in the December 31, 1995, Reports of Condition           | ////////////////// |
    and Income ...................................................................................... | 3215     1,596,159 |  1.
 2. Equity capital adjustments from amended Reports of Income, net* ................................. | 3216             0 |  2.
 3. Amended balance end of previous calendar year (sum of items 1 and 2) ............................ | 3217     1,596,159 |  3.
 4. Net income (loss) (must equal Schedule RI, item 12) ............................................. | 4340        67,428 |  4.
 5. Sale, conversion, acquisition, or retirement of capital stock, net .............................. | 4346             0 |  5.
 6. Changes incident to business combinations, net .................................................. | 4356             0 |  6.
 7. LESS: Cash dividends declared on preferred stock ................................................ | 4470             0 |  7.
 8. LESS: Cash dividends declared on common stock ................................................... | 4460             0 |  8.
 9. Cumulative effect of changes in accounting principles from prior years* (see instructions for     | ////////////////// |
    this schedule) .................................................................................. | 4411             0 |  9.
10. Corrections of material accounting errors from prior years* (see instructions for this schedule)  | 4412             0 | 10.
11. Change in net unrealized holding gains (losses) on available-for-sale securities ................ | 8433       (38,295)| 11.
12. Foreign currency translation adjustments ........................................................ | 4414             0 | 12.
13. Other transactions with parent holding company* (not included in items 5, 7, or 8 above) ........ | 4415             0 | 13.
14. Total equity capital end of current period (sum of items 3 through 13) (must equal                | ////////////////// |
    Schedule RC, item 28) ........................................................................... | 3210     1,625,292 | 14.
                                                                                                      ----------------------
- ------------
*Describe on Schedule RI-E--Explanations.

Schedule RI-B--Charge-offs and Recoveries and Changes in Allowance for Loan and Lease Losses

Part I. Charge-offs and Recoveries on Loans and Leases

Part I excludes charge-offs and recoveries through the allocated transfer risk reserve.
                                                                                                               ----------
                                                                                                               |  I486  | (-
                                                                              --------------------------------- --------
                                                                              |      (Column A)    |     (Column B)     |
                                                                              |     Charge-offs    |     Recoveries     |
                                                                               -------------------- --------------------
                                                                              |         Calendar year-to-date           |
                                                                               -----------------------------------------
                                                  Dollar Amounts in Thousands | RIAD  Bil Mil Thou | RIAD  Bil Mil Thou |
- ------------------------------------------------------------------------------ -------------------- --------------------
1. Loans secured by real estate:                                              | ////////////////// | ////////////////// |
   a. To U.S. addressees (domicile) ......................................... | 4651           551 | 4661           607 | 1.a.
   b. To non-U.S. addressees (domicile) ..................................... | 4652             0 | 4662             0 | 1.b.
2. Loans to depository institutions and acceptances of other banks:           | ////////////////// | ////////////////// |
   a. To U.S. banks and other U.S. depository institutions .................. | 4653             0 | 4663             0 | 2.a.
   b. To foreign banks ...................................................... | 4654             0 | 4664             0 | 2.b.
3. Loans to finance agricultural production and other loans to farmers ...... | 4655         1,000 | 4665             3 | 3.
4. Commercial and industrial loans:                                           | ////////////////// | ////////////////// |
   a. To U.S. addressees (domicile) ......................................... | 4645         1,382 | 4617           595 | 4.a.
   b. To non-U.S. addressees (domicile) ..................................... | 4646             0 | 4618             0 | 4.b.
5. Loans to individuals for household, family, and other personal             | ////////////////// | ////////////////// |
   expenditures:                                                              | ////////////////// | ////////////////// |
   a. Credit cards and related plans ........................................ | 4656           729 | 4666           116 | 5.a.
   b. Other (includes single payment, installment, and all student loans) ... | 4657         7,350 | 4667         2,608 | 5.b.
6. Loans to foreign governments and official institutions ................... | 4643             0 | 4627             4 | 6.
7. All other loans .......................................................... | 4644           347 | 4628           803 | 7.
8. Lease financing receivables:                                               | ////////////////// | ////////////////// |
   a. Of U.S. addressees (domicile) ......................................... | 4658             0 | 4668             0 | 8.a.
   b. Of non-U.S. addressees (domicile) ..................................... | 4659             0 | 4669             0 | 8.b.
9. Total (sum of items 1 through 8) ......................................... | 4635        11,359 | 4605         4,736 | 9.
                                                                              -------------------------------------------





                                                                6

Legal Title of Bank:  Texas Commerce Bank National Association                      Call Date:   3/31/96  ST-BK: 48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                                       Page RI-5
City, State   Zip:    Houston, TX  77252-2558
FDIC Certificate No.: |0|3|2|6|3|
                      -----------

Schedule RI-B--Continued

Part I. Continued
                                                                              -------------------------------------------
                                                                              |      (Column A)    |     (Column B)     |
                                                                              |     Charge-offs    |     Recoveries     |
                                                                               -------------------- --------------------
Memoranda                                                                     |         Calendar year-to-date           |
                                                                               -----------------------------------------
                                                  Dollar Amounts in Thousands | RIAD  Bil Mil Thou | RIAD  Bil Mil Thou |
- ------------------------------------------------------------------------------ -------------------- --------------------
1-3. Not applicable                                                           | ////////////////// | ////////////////// |
4. Loans to finance commercial real estate, construction, and land            | ////////////////// | ////////////////// |
   development activities (not secured by real estate) included in            | ////////////////// | ////////////////// |
   Schedule RI-B, part I, items 4 and 7, above .............................. | 5409             0 | 5410            34 | M.4.
5. Loans secured by real estate in domestic offices (included in              | ////////////////// | ////////////////// |
   Schedule RI-B, part I, item 1, above):                                     | ////////////////// | ////////////////// |
   a. Construction and land development ..................................... | 358
   b. Secured by farmland ................................................... | 3584             0 | 3585             0 | M.5.b.
   c. Secured by 1-4 family residential properties:                           | ////////////////// | ////////////////// |
      (1) Revolving, open-end loans secured by 1-4 family residential         | ////////////////// | ////////////////// |
          properties and extended under lines of credit ..................... | 5411             0 | 5412             0 | M.5.c.(1)
      (2) All other loans secured by 1-4 family residential properties ...... | 5413           415 | 5414           122 | M.5.c.(2)
   d. Secured by multifamily (5 or more) residential properties ............. | 3588             0 | 3589             3 | M.5.d.
   e. Secured by nonfarm nonresidential properties .......................... | 3590             0 | 3591           229 | M.5.e.
                                                                              -------------------------------------------
Part II. Changes in Allowance for Loan and Lease Losses
                                                                                                   ----------------------
                                                                       Dollar Amounts in Thousands | RIAD  Bil Mil Thou |
- --------------------------------------------------------------------------------------------------- --------------------
1. Balance originally reported in the December 31, 1995, Reports of Condition and Income ......... | 3124       290,221 | 1.
2. Recoveries (must equal part I, item 9, column B above) ........................................ | 4605         4,736 | 2.
3. LESS: Charge-offs (must equal part I, item 9, column A above) ................................. | 4635        11,359 | 3.
4. Provision for loan and lease losses (must equal Schedule RI, item 4.a) ........................ | 4230             0 | 4.
5. Adjustments* (see instructions for this schedule) ............................................. | 4815             0 | 5.
6. Balance end of current period (sum of items 1 through 5) (must equal Schedule RC,               | ////////////////// |
   item 4.b) ..................................................................................... | 3123       283,598 | 6.
                                                                                                   ----------------------
- ------------
*Describe on Schedule RI-E--Explanations.

Schedule RI-C--Applicable Income Taxes by Taxing Authority

Schedule RI-C is to be reported with the December Report of Income.
                                                                                                               ----------
                                                                                                               |  I489  | (-
                                                                                                   ------------ --------
                                                                       Dollar Amounts in Thousands | RIAD  Bil Mil Thou |
- --------------------------------------------------------------------------------------------------- --------------------
1. Federal ....................................................................................... | 4780           N/A | 1.
2. State and local ............................................................................... | 4790           N/A | 2.
3. Foreign ....................................................................................... | 4795           N/A | 3.
4. Total (sum of items 1 through 3) (must equal sum of Schedule RI, items 9 and 11.b) ............ | 4770           N/A | 4.
                                                                       ----------------------------
5. Deferred portion of item 4 ........................................ | RIAD 4772 |           N/A | ////////////////// | 5.
                                                                       --------------------------------------------------






                                                                 7

Legal Title of Bank:  Texas Commerce Bank National Association                      Call Date:   3/31/96  ST-BK: 48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                                       Page RI-6
City, State   Zip:    Houston, TX  77252-2558
FDIC Certificate No.: |0|3|2|6|3|
                      -----------

Schedule RI-D--Income from International Operations

For all banks with foreign offices, Edge or Agreement subsidiaries, or IBFs where international operations account for more than 10 percent of total revenues, total assets, or net income.

Part I. Estimated Income from International Operations
                                                                                                               ----------
                                                                                                               |  I492  | (-
                                                                                                         ------ --------
                                                                                                         | Year-to-date |
                                                                                                   ------ --------------
                                                                       Dollar Amounts in Thousands | RIAD  Bil Mil Thou |
- --------------------------------------------------------------------------------------------------- --------------------
1. Interest income and expense booked at foreign offices, Edge and Agreement subsidiaries,         | ////////////////// |
   and IBFs:                                                                                       | ////////////////// |
   a. Interest income booked ..................................................................... | 4837           N/A | 1.a.
   b. Interest expense booked .................................................................... | 4838           N/A | 1.b.
   c. Net interest income booked at foreign offices, Edge and Agreement subsidiaries, and          | ////////////////// |
      IBFs (item 1.a minus 1.b) .................................................................. | 4839           N/A | 1.c.
2. Adjustments for booking location of international operations:                                   | ////////////////// |
   a. Net interest income attributable to international operations booked at domestic offices .... | 4840           N/A | 2.a.
   b. Net interest income attributable to domestic business booked at foreign offices ............ | 4841           N/A | 2.b.
   c. Net booking location adjustment (item 2.a minus 2.b) ....................................... | 4842           N/A | 2.c.
3. Noninterest income and expense attributable to international operations:                        | ////////////////// |
   a. Noninterest income attributable to international operations ................................ | 4097           N/A | 3.a.
   b. Provision for loan and lease losses attributable to international operations ............... | 4235           N/A | 3.b.
   c. Other noninterest expense attributable to international operations ......................... | 4239           N/A | 3.c.
   d. Net noninterest income (expense) attributable to international operations (item 3.a minus    | ////////////////// |
      3.b and 3.c) ............................................................................... | 4843           N/A | 3.d.
4. Estimated pretax income attributable to international operations before capital allocation      | ////////////////// |
   adjustment (sum of items 1.c, 2.c, and 3.d) ................................................... | 4844           N/A | 4.
5. Adjustment to pretax income for internal allocations to international operations to reflect     | ////////////////// |
   the effects of equity capital on overall bank funding costs ................................... | 4845           N/A | 5.
6. Estimated pretax income attributable to international operations after capital allocation       | ////////////////// |
   adjustment (sum of items 4 and 5) ............................................................. | 4846           N/A | 6.
7. Income taxes attributable to income from international operations as estimated in item 6 ...... | 4797           N/A | 7.
8. Estimated net income attributable to international operations (item 6 minus 7) ................ | 4341           N/A | 8.
                                                                                                   ----------------------
Memoranda                                                                                          ----------------------
                                                                       Dollar Amounts in Thousands | RIAD  Bil Mil Thou |
- --------------------------------------------------------------------------------------------------- --------------------
1. Intracompany interest income included in item 1.a above ....................................... | 4847           N/A | M.1.
2. Intracompany interest expense included in item 1.b above ...................................... | 4848           N/A | M.2.
                                                                                                   ----------------------

Part II. Supplementary Details on Income from International Operations Required by the Departments of Commerce and Treasury for
Purposes of the U.S.

International Accounts and the U.S. National Income and Product Accounts
                                                                                                         ----------------
                                                                                                         | Year-to-date |
                                                                                                   ------ --------------
                                                                       Dollar Amounts in Thousands | RIAD  Bil Mil Thou |
- --------------------------------------------------------------------------------------------------- --------------------
1. Interest income booked at IBFs ................................................................ | 4849           N/A | 1.
2. Interest expense booked at IBFs ............................................................... | 4850           N/A | 2.
3. Noninterest income attributable to international operations booked at domestic offices          | ////////////////// |
   (excluding IBFs):                                                                               | ////////////////// |
   a. Gains (losses) and extraordinary items ..................................................... | 5491           N/A | 3.a.
   b. Fees and other noninterest income .......................................................... | 5492           N/A | 3.b.
4. Provision for loan and lease losses attributable to international operations booked at domestic | ////////////////// |
   offices (excluding IBFs) ...................................................................... | 4852           N/A | 4.
5. Other noninterest expense attributable to international operations booked at domestic offices   | ////////////////// |
   (excluding IBFs) .............................................................................. | 4853           N/A | 5.
                                                                                                   ----------------------





                                                                8

Legal Title of Bank:  Texas Commerce Bank National Association                      Call Date:   3/31/96  ST-BK: 48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                                       Page RI-7
City, State   Zip:    Houston, TX  77252-2558
FDIC Certificate No.: |0|3|2|6|3|
                      -----------

Schedule RI-E--Explanations

Schedule RI-E is to be completed each quarter on a calendar year-to-date basis.

Detail all adjustments in Schedule RI-A and RI-B, all extraordinary items and other adjustments in Schedule RI, and all significant items of other noninterest income and other noninterest expense in Schedule RI. (See instructions for details.)

                                                                                                              ----------
                                                                                                              |  I495  | (-
                                                                                                        ------ --------
                                                                                                        | Year-to-date |
                                                                                                  ------ --------------
                                                                      Dollar Amounts in Thousands | RIAD  Bil Mil Thou |
- -------------------------------------------------------------------------------------------------- --------------------
 1. All other noninterest income (from Schedule RI, item 5.f.(2))                                 | ////////////////// |
    Report amounts that exceed 10% of Schedule RI, item 5.f.(2):                                  | ////////////////// |
    a. Net gains on other real estate owned ..................................................... | 5415         1,323 | 1.a.
    b. Net gains on sales of loans .............................................................. | 5416             0 | 1.b.
    c. Net gains on sales of premises and fixed assets .......................................... | 5417             0 | 1.c.
    Itemize and describe the three largest other amounts that exceed 10% of Schedule RI,          | ////////////////// |
    item 5.f.(2):                                                                                 | ////////////////// |
       -------------
    d. | TEXT 4461 |------------------------------------------------------------------------------| 4461         2,453 | 1.d.
        -----------  Printed Check Income
    e. | TEXT 4462 |------------------------------------------------------------------------------| 4462         2,923 | 1.e.
        -----------  Interbank Contract Services
    f. | TEXT 4463 |------------------------------------------------------------------------------| 4463               | 1.f.
       -------------
 2. Other noninterest expense (from Schedule RI, item 7.c):                                       | ////////////////// |
    a. Amortization expense of intangible assets ................................................ | 4531        11,664 | 2.a.
    Report amounts that exceed 10% of Schedule RI, item 7.c:                                      | ////////////////// |
    b. Net losses on other real estate owned .................................................... | 5418             0 | 2.b.
    c. Net losses on sales of loans ............................................................. | 5419             0 | 2.c.
    d. Net losses on sales of premises and fixed assets ......................................... | 5420             0 | 2.d.
    Itemize and describe the three largest other amounts that exceed 10% of Schedule RI,          | ////////////////// |
    item 7.c:                                                                                     | ////////////////// |
       -------------
    e. | TEXT 4464 |------------------------------------------------------------------------------| 4464               | 2.e.
        -----------
    f. | TEXT 4467 |------------------------------------------------------------------------------| 4467               | 2.f.
        -----------
    g. | TEXT 4468 |------------------------------------------------------------------------------| 4468               | 2.g.
       -------------
 3. Extraordinary items and other adjustments (from Schedule RI, item 11.a) and applicable        | ////////////////// |
    income tax effect (from Schedule RI, item 11.b) (itemize and describe all extraordinary       | ////////////////// |
    items and other adjustments):                                                                 | ////////////////// |
           -------------
    a. (1) | TEXT 4469 |--------------------------------------------------------------------------| 4469               | 3.a.(1)
           -------------
       (2) Applicable income tax effect                               | RIAD 4486 |               | ////////////////// | 3.a.(2)
           -------------                                              ----------------------------
    b. (1) | TEXT 4487 |--------------------------------------------------------------------------| 4487               | 3.b.(1)
           -------------
       (2) Applicable income tax effect                               | RIAD 4488 |               | ////////////////// | 3.b.(2)
           -------------                                              ----------------------------
    c. (1) | TEXT 4489 |--------------------------------------------------------------------------| 4489               | 3.c.(1)
           -------------
       (2) Applicable income tax effect                               | RIAD 4491 |               | ////////////////// | 3.c.(2)
                                                                      ----------------------------
 4. Equity capital adjustments from amended Reports of Income (from Schedule RI-A, item 2)        | ////////////////// |
    (itemize and describe all adjustments):                                                       | ////////////////// |
       -------------
    a. | TEXT 4492 |------------------------------------------------------------------------------| 4492               | 4.a.
        -----------
    b. | TEXT 4493 |------------------------------------------------------------------------------| 4493               | 4.b.
       -------------
 5. Cumulative effect of changes in accounting principles from prior years                        | ////////////////// |
    (from Schedule RI-A, item 9) (itemize and describe all changes in accounting principles):     | ////////////////// |
       -------------
    a. | TEXT 4494 |------------------------------------------------------------------------------| 4494               | 5.a.
        -----------
    b. | TEXT 4495 |------------------------------------------------------------------------------| 4495               | 5.b.
       -------------
 6. Corrections of material accounting errors from prior years (from Schedule RI-A, item 10)      | ////////////////// |
    (itemize and describe all corrections):                                                       | ////////////////// |
       -------------
    a. | TEXT 4496 |------------------------------------------------------------------------------| 4496               | 6.a.
        -----------
    b. | TEXT 4497 |------------------------------------------------------------------------------| 4497               | 6.b.
       -------------                                                                              ----------------------






                                                                 9

Legal Title of Bank:  Texas Commerce Bank National Association                      Call Date:   3/31/96  ST-BK: 48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                                       Page RI-8
City, State   Zip:    Houston, TX  77252-2558
FDIC Certificate No.: |0|3|2|6|3|
                      -----------

Schedule RI-E--Continued

                                                                                                        ----------------
                                                                                                        | Year-to-date |
                                                                                                  ------ --------------
                                                                      Dollar Amounts in Thousands | RIAD  Bil Mil Thou |
- -------------------------------------------------------------------------------------------------- --------------------
 7. Other transactions with parent holding company (from Schedule RI-A, item 13)                  | ////////////////// |
    (itemize and describe all such transactions):                                                 | ////////////////// |
       -------------
    a. | TEXT 4498 |------------------------------------------------------------------------------| 4498               | 7.a.
        -----------
    b. | TEXT 4499 |------------------------------------------------------------------------------| 4499               | 7.b.
       -------------
 8. Adjustments to allowance for loan and lease losses (from Schedule RI-B, part II, item 5)      | ////////////////// |
    (itemize and describe all adjustments):                                                       | ////////////////// |
       -------------
    a. | TEXT 4521 |------------------------------------------------------------------------------| 4521               | 8.a.
        -----------
    b. | TEXT 4522 |------------------------------------------------------------------------------| 4522               | 8.b.
       -------------                                                                               --------------------
 9. Other explanations (the space below is provided for the bank to briefly describe, at its      |   I498   |   I499  | (-
    option, any other significant items affecting the Report of Income):                          ----------------------
               ---
    No comment | | (RIAD 4769)
               ---
    Other explanations (please type or print clearly):
    (TEXT 4769)






                                                                 10

Legal Title of Bank:  Texas Commerce Bank National Association                      Call Date:   3/31/96  ST-BK: 48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                                       Page RC-1
City, State   Zip:    Houston, TX  77252-2558
FDIC Certificate No.: |0|3|2|6|3|
                      -----------

Consolidated Report of Condition for Insured Commercial and State-Chartered Savings Banks for March 31, 1996

All schedules are to be reported in thousands of dollars.  Unless otherwise indicated,

report the amount outstanding as of the last business day of the quarter.

Schedule RC--Balance Sheet
                                                                                                             ----------
                                                                                                             |  C400  | (-
                                                                                                 ------------ --------
                                                                     Dollar Amounts in Thousands | RCFD  Bil Mil Thou |
- ------------------------------------------------------------------------------------------------- --------------------
ASSETS                                                                                           | ////////////////// |
 1. Cash and balances due from depository institutions (from Schedule RC-A):                     | ////////////////// |
    a. Noninterest-bearing balances and currency and coin(1) ................................... | 0081     2,050,928 |  1.a.
    b. Interest-bearing balances(2) ............................................................ | 0071         5,108 |  1.b.
 2. Securities:                                                                                  | ////////////////// |
    a. Held-to-maturity securities (from Schedule RC-B, column A) .............................. | 1754       620,184 |  2.a.
    b. Available-for-sale securities (from Schedule RC-B, column D) ............................ | 1773     3,369,384 |  2.b.
 3. Federal funds sold and securities purchased under agreements to resell in domestic offices   | ////////////////// |
    of the bank and of its Edge and Agreement subsidiaries, and in IBFs:                         | ////////////////// |
    a. Federal funds sold ...................................................................... | 0276       658,825 |  3.a.
    b. Securities purchased under agreements to resell ......................................... | 0277        11,900 |  3.b.
 4. Loans and lease financing receivables:                           ----------------------------| ////////////////// |
    a. Loans and leases, net of unearned income (from Schedule RC-C) | RCFD 2122 |    11,969,274 | ////////////////// |  4.a.
    b. LESS: Allowance for loan and lease losses ................... | RCFD 3123 |       283,598 | ////////////////// |  4.b.
    c. LESS: Allocated transfer risk reserve ....................... | RCFD 3128 |             0 | ////////////////// |  4.c.
                                                                     ----------------------------
    d. Loans and leases, net of unearned income,                                                 | ////////////////// |
       allowance, and reserve (item 4.a minus 4.b and 4.c) ..................................... | 2125    11,685,676 |  4.d.
 5. Trading assets (from Schedule RC-D) ........................................................ | 3545        29,641 |  5.
 6. Premises and fixed assets (including capitalized leases) ................................... | 2145       558,122 |  6.
 7. Other real estate owned (from Schedule RC-M) ............................................... | 2150        14,430 |  7.
 8. Investments in unconsolidated subsidiaries and associated companies (from Schedule RC-M) ... | 2130             0 |  8.
 9. Customers' liability to this bank on acceptances outstanding ............................... | 2155         9,854 |  9.
10. Intangible assets (from Schedule RC-M) ..................................................... | 2143       453,417 | 10.
11. Other assets (from Schedule RC-F) .......................................................... | 2160       368,715 | 11.
12. Total assets (sum of items 1 through 11) ................................................... | 2170    19,836,184 | 12.
                                                                                                 ----------------------
- ------------
(1) Includes cash items in process of collection and unposted debits.
(2) Includes time certificates of deposit not held for trading.






                                                                 11

Legal Title of Bank:  Texas Commerce Bank National Association                      Call Date:   3/31/96  ST-BK: 48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                                       Page RC-2
City, State   Zip:    Houston, TX  77252-2558
FDIC Certificate No.: |0|3|2|6|3|
                      -----------

Schedule RC--Continued
                                                                                               ---------------------------
                                                                   Dollar Amounts in Thousands | /////////  Bil Mil Thou |
- ----------------------------------------------------------------------------------------------- -------------------------
LIABILITIES                                                                                    | /////////////////////// |
13. Deposits:                                                                                  | /////////////////////// |
    a. In domestic offices (sum of totals of columns A and C from Schedule RC-E,               | /////////////////////// |
       part I) ............................................................................... | RCON 2200    15,640,386 | 13.a.
                                                                   ----------------------------
       (1) Noninterest-bearing(1) ................................ | RCON 6631       6,220,654 | /////////////////////// | 13.a.(1)
       (2) Interest-bearing ...................................... | RCON 6636       9,419,732 | /////////////////////// | 13.a.(2)
                                                                   ----------------------------
    b. In foreign offices, Edge and Agreement subsidiaries, and IBFs (from Schedule RC-E,      | /////////////////////// |
       part II) .............................................................................. | RCFN 2200       281,677 | 13.b.
                                                                   ----------------------------
       (1) Noninterest-bearing ................................... | RCFN 6631               0 | /////////////////////// | 13.b.(1)
       (2) Interest-bearing ...................................... | RCFN 6636         281,677 | /////////////////////// | 13.b.(2)
                                                                   ----------------------------
14. Federal funds purchased and securities sold under agreements to repurchase in domestic     | /////////////////////// |
    offices of the bank and of its Edge and Agreement subsidiaries, and in IBFs:               | /////////////////////// |
    a. Federal funds purchased ............................................................... | RCFD 0278       363,402 | 14.a.
    b. Securities sold under agreements to repurchase ........................................ | RCFD 0279       656,610 | 14.b.
15. a. Demand notes issued to the U.S. Treasury .............................................. | RCON 2840       592,968 | 15.a.
    b. Trading liabilities (from Schedule RC-D) .............................................. | RCFD 3548        20,180 | 15.b.
16. Other borrowed money:                                                                      | /////////////////////// |
    a. With a remaining maturity of one year or less ......................................... | RCFD 2332        32,979 | 16.a.
    b. With a remaining maturity of more than one year ....................................... | RCFD 2333           998 | 16.b.
17. Mortgage indebtedness and obligations under capitalized leases ........................... | RCFD 2910        27,459 | 17.
18. Bank's liability on acceptances executed and outstanding ................................. | RCFD 2920         9,854 | 18.
19. Subordinated notes and debentures ........................................................ | RCFD 3200       345,000 | 19.
20. Other liabilities (from Schedule RC-G) ................................................... | RCFD 2930       239,379 | 20.
21. Total liabilities (sum of items 13 through 20) ........................................... | RCFD 2948    18,210,892 | 21.
                                                                                               | /////////////////////// |
22. Limited-life preferred stock and related surplus ......................................... | RCFD 3282             0 | 22.
EQUITY CAPITAL                                                                                 | /////////////////////// |
23. Perpetual preferred stock and related surplus ............................................ | RCFD 3838             0 | 23.
24. Common stock ............................................................................. | RCFD 3230       612,893 | 24.
25. Surplus (exclude all surplus related to preferred stock) ................................. | RCFD 3839       924,675 | 25.
26. a. Undivided profits and capital reserves ................................................ | RCFD 3632       137,778 | 26.a.
    b. Net unrealized holding gains (losses) on available-for-sale securities ................ | RCFD 8434       (50,054)| 26.b.
27. Cumulative foreign currency translation adjustments ...................................... | RCFD 3284             0 | 27.
28. Total equity capital (sum of items 23 through 27) ........................................ | RCFD 3210     1,625,292 | 28.
29. Total liabilities, limited-life preferred stock, and equity capital (sum of items 21, 22,  | /////////////////////// |
    and 28) .................................................................................. | RCFD 3300    19,836,184 | 29.
                                                                                               ---------------------------
Memorandum

To be reported only with the March Report of Condition.

1. Indicate in the box at the right the number of the statement below that best describes the                     Number
   most comprehensive level of auditing  work performed for the bank by independent external           ------------------
   auditors as of any date during 1995 ............................................................... | RCFD 6724    2 | M.1.
                                                                                                       ------------------

1 = Independent audit of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the bank
2 = Independent audit of the bank's parent holding company conducted in accordance with generally accepted auditing standards  by a certified public accounting firm which submits a report on the consolidated holding company (but not on the bank separately)
3 = Directors' examination of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm (may be required by state chartering authority)
4 = Directors' examination of the bank performed by other external auditors (may be required by state chartering authority)
5 = Review of the bank's financial statements by external auditors
6 = Compilation of the bank's financial statements by external auditors
7 = Other audit procedures (excluding tax preparation work)
8 = No external audit work

- ----------
(1) Includes total demand deposits and noninterest-bearing time and savings deposits.






                                                                 12

Legal Title of Bank:  Texas Commerce Bank National Association                      Call Date:   3/31/96  ST-BK: 48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                                       Page RC-3
City, State   Zip:    Houston, TX  77252-2558
FDIC Certificate No.: |0|3|2|6|3|
                      -----------

Schedule RC-A--Cash and Balances Due From Depository Institutions

Exclude assets held for trading.

                                                                                                                 ----------
                                                                                                                 |  C405  | (-
                                                                                --------------------------------- --------
                                                                                |     (Column  A)    |     (Column B)     |
                                                                                |    Consolidated    |      Domestic      |
                                                                                |        Bank        |      Offices       |
                                                                                 -------------------- --------------------
                                                    Dollar Amounts in Thousands | RCFD  Bil Mil Thou | RCON  Bil Mil Thou |
- -------------------------------------------------------------------------------- -------------------- --------------------
1. Cash items in process of collection, unposted debits, and currency and       | ////////////////// | ////////////////// |
   coin ....................................................................... | 0022     1,804,239 | ////////////////// | 1.
   a. Cash items in process of collection and unposted debits ................. | ////////////////// | 0020     1,481,425 | 1.a.
   b. Currency and coin ....................................................... | ////////////////// | 0080       322,814 | 1.b.
2. Balances due from depository institutions in the U.S. ...................... | ////////////////// | 0082        38,204 | 2.
   a. U.S. branches and agencies of foreign banks (including their IBFs) ...... | 0083         5,008 | ////////////////// | 2.a.
   b. Other commercial banks in the U.S. and other depository institutions      | ////////////////// | ////////////////// |
      in the U.S. (including their IBFs) ...................................... | 0085        33,196 | ////////////////// | 2.b.
3. Balances due from banks in foreign countries and foreign central banks ..... | ////////////////// | 0070        16,984 | 3.
   a. Foreign branches of other U.S. banks .................................... | 0073         1,862 | ////////////////// | 3.a.
   b. Other banks in foreign countries and foreign central banks .............. | 0074        15,147 | ////////////////// | 3.b.
4. Balances due from Federal Reserve Banks .................................... | 0090       196,584 | 0090       196,584 | 4.
5. Total (sum of items 1 through 4) (total of column A must equal               | ////////////////// | ////////////////// |
   Schedule RC, sum of items 1.a and 1.b) ..................................... | 0010     2,056,036 | 0010     2,056,011 | 5.
                                                                                -------------------------------------------
                                                                                                     ----------------------
Memorandum                                                               Dollar Amounts in Thousands | RCON  Bil Mil Thou |
- ----------------------------------------------------------------------------------------------------- --------------------
1. Noninterest-bearing balances due from commercial banks in the U.S. (included in item 2,           | ////////////////// |
   column B above) ................................................................................. | 0050        35,435 | M.1.

Schedule RC-B--Securities

Exclude assets held for trading.
                                                                                                                 ----------
                                                                                                                 |  C410  | (-
                                      --------------------------------------------------------------------------- --------
                                      |             Held-to-maturity            |            Available-for-sale           |
                                       ----------------------------------------- -----------------------------------------
                                      |     (Column A)     |     (Column B)     |     (Column C)     |     (Column D)     |
                                      |   Amortized Cost   |     Fair Value     |   Amortized Cost   |    Fair Value(1)   |
                                       -------------------- -------------------- -------------------- --------------------
          Dollar Amounts in Thousands | RCFD  Bil Mil Thou | RCFD  Bil Mil Thou | RCFD  Bil Mil Thou | RCFD  Bil Mil Thou |
- -------------------------------------- -------------------- -------------------- -------------------- --------------------
1. U.S. Treasury securities ......... | 0211        17,746 | 0213        17,717 | 1286       586,045 | 1287       574,134 | 1.
2. U.S. Government agency             | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
   and corporation obligations        | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
   (exclude mortgage-backed           | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
   securities):                       | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
   a. Issued by U.S. Govern-          | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
      ment agencies(2) .............. | 1289             0 | 1290             0 | 1291             0 | 1293             0 | 2.a.
   b. Issued by U.S.                  | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
      Government-sponsored            | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
      agencies(3) ................... | 1294             0 | 1295             0 | 1297             0 | 1298             0 | 2.b.
                                      -------------------------------------------------------------------------------------
- -------------
(1) Includes equity securities without readily determinable fair values at historical cost in item 6.c, column D.
(2) Includes Small Business Administration "Guaranteed Loan Pool Certificates," U.S. Maritime Administration obligations, and
    Export-Import Bank participation certificates.
(3) Includes obligations (other than mortgage-backed securities) issued by the Farm Credit System, the Federal Home Loan Bank
    System, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Financing Corporation,
    Resolution Funding Corporation, the Student Loan Marketing Association, and the Tennessee Valley Authority.





                                                                 13

Legal Title of Bank:  Texas Commerce Bank National Association                      Call Date:   3/31/96  ST-BK: 48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                                       Page RC-4
City, State   Zip:    Houston, TX  77252-2558
FDIC Certificate No.: |0|3|2|6|3|
                      -----------

Schedule RC-B--Continued
                                      -------------------------------------------------------------------------------------
                                      |             Held-to-maturity            |            Available-for-sale           |
                                       ----------------------------------------- -----------------------------------------
                                      |     (Column A)     |     (Column B)     |     (Column C)     |     (Column D)     |
                                      |   Amortized Cost   |     Fair Value     |   Amortized Cost   |    Fair Value(1)   |
                                       -------------------- -------------------- -------------------- --------------------
          Dollar Amounts in Thousands | RCFD  Bil Mil Thou | RCFD  Bil Mil Thou | RCFD  Bil Mil Thou | RCFD  Bil Mil Thou |
- -------------------------------------- -------------------- -------------------- -------------------- --------------------
3. Securities issued by states        | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
   and political subdivisions         | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
   in the U.S.:                       | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
   a. General obligations ........... | 1676           260 | 1677           259 | 1678             0 | 1679             0 | 3.a.
   b. Revenue obligations ........... | 1681            40 | 1686            49 | 1690             0 | 1691             0 | 3.b.
   c. Industrial development          | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
      and similar obligations ....... | 1694             0 | 1695             0 | 1696             0 | 1697             0 | 3.c.
4. Mortgage-backed                    | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
   securities (MBS):                  | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
   a. Pass-through securities:        | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
      (1) Guaranteed by               | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
          GNMA ...................... | 1698             0 | 1699             0 | 1701     1,322,886 | 1702     1,340,064 | 4.a.(1)
      (2) Issued by FNMA              | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
          and FHLMC ................. | 1703       602,102 | 1705       601,000 | 1706     1,412,013 | 1707     1,405,587 | 4.a.(2)
      (3) Other pass-through          | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
          securities ................ | 1709             0 | 1710             0 | 1711             0 | 1713             0 | 4.a.(3)
   b. Other mortgage-backed           | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
      securities (include CMOs,       | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
      REMICs, and stripped            | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
      MBS):                           | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
      (1) Issued or guaranteed        | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
          by FNMA, FHLMC,             | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
          or GNMA ................... | 1714             0 | 1715             0 | 1716             0 | 1717             0 | 4.b.(1)
      (2) Collateralized              | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
          by MBS issued or            | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
          guaranteed by FNMA,         | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
          FHLMC, or GNMA ............ | 1718             0 | 1719             0 | 1731         3,423 | 1732         3,472 | 4.b.(2)
      (3) All other mortgage-         | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
          backed securities ......... | 1733             0 | 1734             0 | 1735             0 | 1736             0 | 4.b.(3)
5. Other debt securities:             | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
   a. Other domestic debt             | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
      securities .................... | 1737            36 | 1738            20 | 1739             0 | 1741             0 | 5.a.
   b. Foreign debt                    | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
      securities .................... | 1742             0 | 1743             0 | 1744             0 | 1746             0 | 5.b.
6. Equity securities:                 | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
   a. Investments in mutual           | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
      funds ......................... | ////////////////// | ////////////////// | 1747             0 | 1748             0 | 6.a.
   b. Other equity securities         | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
      with readily determin-          | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
      able fair values .............. | ////////////////// | ////////////////// | 1749             0 | 1751             0 | 6.b.
   c. All other equity                | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
      securities(1) ................. | ////////////////// | ////////////////// | 1752        46,127 | 1753        46,127 | 6.c.
7. Total (sum of items 1              | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
   through 6) (total of               | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
   column A must equal                | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
   Schedule RC, item 2.a)             | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
   (total of column D must            | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
   equal Schedule RC,                 | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
   item 2.b) ........................ | 1754       620,184 | 1771       619,045 | 1772     3,370,494 | 1773     3,369,384 | 7.
                                      -------------------------------------------------------------------------------------
- ----------
(1) Includes equity securities without readily determinable fair values at historical cost in item 6.c, column D.





                                                                14

Legal Title of Bank:  Texas Commerce Bank National Association                      Call Date:   3/31/96  ST-BK: 48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                                       Page RC-5
City, State   Zip:    Houston, TX  77252-2558
FDIC Certificate No.: |0|3|2|6|3|
                      -----------

Schedule RC-B--Continued
                                                                                                              -----------
Memoranda                                                                                                     |   C412  | (-
                                                                                                   ----------- ---------
                                                                       Dollar Amounts in Thousands | RCFD  Bil Mil Thou |
- --------------------------------------------------------------------------------------------------- --------------------
1. Pledged securities(2) ......................................................................... | 0416     2,680,778 | M.1.
2. Maturity and repricing data for debt securities(2),(3),(4) (excluding those in                  | ////////////////// |
   nonaccrual status):                                                                             | ////////////////// |
   a. Fixed rate debt securities with a remaining maturity of:                                     | ////////////////// |
      (1) Three months or less ................................................................... | 0343       250,513 | M.2.a.(1)
      (2) Over three months through 12 months .................................................... | 0344        19,267 | M.2.a.(2)
      (3) Over one year through five years ....................................................... | 0345     1,012,441 | M.2.a.(3)
      (4) Over five years ........................................................................ | 0346     2,656,124 | M.2.a.(4)
      (5) Total fixed rate debt securities (sum of Memorandum items 2.a.(1) through 2.a.(4) ...... | 0347     3,938,345 | M.2.a.(5)
   b. Floating rate debt securities with a repricing frequency of:                                 | ////////////////// |
      (1) Quarterly or more frequently ........................................................... | 4544         5,096 | M.2.b.(1)
      (2) Annually or more frequently, but less frequently than quarterly ........................ | 4545             0 | M.2.b.(2)
      (3) Every five years or more frequently, but less frequently than annually ................. | 4551             0 | M.2.b.(3)
      (4) Less frequently than every five years .................................................. | 4552             0 | M.2.b.(4)
      (5) Total floating rate debt securities (sum of Memorandum items 2.b.(1) through 2.b.(4)) .. | 4553         5,096 | M.2.b.(5)
   c. Total debt securities (sum of Memorandum items 2.a.(5) and 2.b.(5)) (must equal total        | ////////////////// |
      debt securities from Schedule RC-B, sum of items 1 through 5, columns A and D, minus         | ////////////////// |
      nonaccrual debt securities included in Schedule RC-N, item 9, column C) .................... | 0393     3,943,441 | M.2.c.
3. Not applicable                                                                                  | ////////////////// |
4. Held-to-maturity debt securities restructured and in compliance with modified terms (included   | ////////////////// |
   in Schedule RC-B, items 3 through 5, column A, above) ......................................... | 5365             0 | M.4.
5. Not applicable                                                                                  | ////////////////// |
6. Floating rate debt securities with a remaining maturity of one year or less(2),(4) (included in | ////////////////// |
   Memorandum items 2.b.(1) through 2.b.(4) above) ............................................... | 5519             0 | M.6.
7. Amortized cost of held-to-maturity securities sold or transferred to available-for-sale or      | ////////////////// |
   trading securities during the calendar year-to-date (report the amortized cost at date of sale  | ////////////////// |
   or transfer) .................................................................................. | 1778             0 | M.7.
8. High-risk mortgage securities (included in the held-to-maturity and available-for-sale          | ////////////////// |
   accounts in Schedule RC-B, item 4.b):                                                           | ////////////////// |
   a. Amortized cost ............................................................................. | 8780             0 | M.8.a.
   b. Fair value ................................................................................. | 8781             0 | M.8.b.
9. Structured notes (included in the held-to-maturity and available-for-sale accounts in           | ////////////////// |
   Schedule RC-B, items 2, 3, and 5):                                                              | ////////////////// |
   a. Amortized cost ............................................................................. | 8782             0 | M.9.a.
   b. Fair value ................................................................................. | 8783             0 | M.9.b.
                                                                                                   ----------------------
- -------------
(2) Includes held-to-maturity securities at amortized cost and available-for-sale securities at fair value.
(3) Exclude equity securities, e.g., investments in mutual funds, Federal Reserve stock, common stock, and preferred stock.
(4) Memorandum items 2 and 6 are not applicable to savings banks that must complete supplemental Schedule RC-J.






                                                                 15

Legal Title of Bank:  Texas Commerce Bank National Association                      Call Date:   3/31/96  ST-BK: 48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                                       Page RC-6
City, State   Zip:    Houston, TX  77252-2558
FDIC Certificate No.: |0|3|2|6|3|
                      -----------

Schedule RC-C--Loans and Lease Financing Receivables

Part I. Loans and Leases

Do not deduct the allowance for loan and lease losses from amounts                                            ----------
reported in this schedule.  Report total loans and leases, net of unearned                                    |  C415  | (-
                                                                             --------------------------------- --------
income.  Exclude assets held for trading.                                    |     (Column A)     |     (Column B)     |
                                                                             |    Consolidated    |      Domestic      |
                                                                             |        Bank        |      Offices       |
                                                                              -------------------- --------------------
                                                 Dollar Amounts in Thousands | RCFD  Bil Mil Thou | RCON  Bil Mil Thou |
- ----------------------------------------------------------------------------- -------------------- --------------------
 1. Loans secured by real estate ........................................... | 1410     2,441,296 | ////////////////// |  1.
    a. Construction and land development ................................... | ////////////////// | 1415       471,080 |  1.a.
    b. Secured by farmland (including farm residential and other             | ////////////////// | ////////////////// |
       improvements) ....................................................... | ////////////////// | 1420        18,263 |  1.b.
    c. Secured by 1-4 family residential properties:                         | ////////////////// | ////////////////// |
       (1) Revolving, open-end loans secured by 1-4 family residential       | ////////////////// | ////////////////// |
           properties and extended under lines of credit ................... | ////////////////// | 1797             0 |  1.c.(1)
       (2) All other loans secured by 1-4 family residential properties:     | ////////////////// | ////////////////// |
           (a) Secured by first liens ...................................... | ////////////////// | 5367       739,019 |  1.c.(2)(a)
           (b) Secured by junior liens ..................................... | ////////////////// | 5368       270,331 |  1.c.(2)(b)
    d. Secured by multifamily (5 or more) residential properties ........... | ////////////////// | 1460       105,428 |  1.d.
    e. Secured by nonfarm nonresidential properties ........................ | ////////////////// | 1480       837,175 |  1.e.
 2. Loans to depository institutions:                                        | ////////////////// | ////////////////// |
    a. To commercial banks in the U.S. ..................................... | ////////////////// | 1505         4,766 |  2.a.
       (1) To U.S. branches and agencies of foreign banks .................. | 1506             0 | ////////////////// |  2.a.(1)
       (2) To other commercial banks in the U.S. ........................... | 1507         4,766 | ////////////////// |  2.a.(2)
    b. To other depository institutions in the U.S. ........................ | 1517           103 | 1517           103 |  2.b.
    c. To banks in foreign countries ....................................... | ////////////////// | 1510        29,683 |  2.c.
       (1) To foreign branches of other U.S. banks ......................... | 1513             0 | ////////////////// |  2.c.(1)
       (2) To other banks in foreign countries ............................. | 1516        32,683 | ////////////////// |  2.c.(2)
 3. Loans to finance agricultural production and other loans to farmers .... | 1590        64,284 | 1590        64,284 |  3.
 4. Commercial and industrial loans:                                         | ////////////////// | ////////////////// |
    a. To U.S. addressees (domicile) ....................................... | 1763     5,633,422 | 1763     5,607,042 |  4.a.
    b. To non-U.S. addressees (domicile) ................................... | 1764       179,313 | 1764       103,177 |  4.b.
 5. Acceptances of other banks:                                              | ////////////////// | ////////////////// |
    a. Of U.S. banks ....................................................... | 1756             0 | 1756             0 |  5.a.
    b. Of foreign banks .................................................... | 1757             0 | 1757             0 |  5.b.
 6. Loans to individuals for household, family, and other personal           | ////////////////// | ////////////////// |
    expenditures (i.e., consumer loans) (includes purchased paper) ......... | ////////////////// | 1975     2,182,051 |  6.
    a. Credit cards and related plans (includes check credit and other       | ////////////////// | ////////////////// |
       revolving credit plans) ............................................. | 2008       118,733 | ////////////////// |  6.a.
    b. Other (includes single payment, installment, and all student loans) . | 2011     2,063,318 | ////////////////// |  6.b.
 7. Loans to foreign governments and official institutions (including        | ////////////////// | ////////////////// |
    foreign central banks) ................................................. | 2081       152,552 | 2081       145,929 |  7.
 8. Obligations (other than securities and leases) of states and political   | ////////////////// | ////////////////// |
    subdivisions in the U.S. (includes nonrated industrial development       | ////////////////// | ////////////////// |
    obligations) ........................................................... | 2107        19,149 | 2107        19,149 |  8.
 9. Other loans ............................................................ | 1563     1,106,639 | ////////////////// |  9.
    a. Loans for purchasing or carrying securities (secured and unsecured) . | ////////////////// | 1545        53,080 |  9.a.
    b. All other loans (exclude consumer loans) ............................ | ////////////////// | 1564     1,053,559 |  9.b.
10. Lease financing receivables (net of unearned income) ................... | ////////////////// | 2165       153,016 | 10.
    a. Of U.S. addressees (domicile) ....................................... | 2182       134,044 | ////////////////// | 10.a.
    b. Of non-U.S. addressees (domicile) ................................... | 2183        18,972 | ////////////////// | 10.b.
11. LESS: Any unearned income on loans reflected in items 1-9 above ........ | 2123             0 | 2123             0 | 11.
12. Total loans and leases, net of unearned income (sum of items 1           | ////////////////// | ////////////////// |
    through 10 minus item 11) (total of column A must equal                  | ////////////////// | ////////////////// |
    Schedule RC, item 4.a) ................................................. | 2122    11,969,274 | 2122    11,857,135 | 12.
                                                                             -------------------------------------------





                                                                 16

Legal Title of Bank:  Texas Commerce Bank National Association                      Call Date:   3/31/96  ST-BK: 48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                                       Page RC-7
City, State   Zip:    Houston, TX  77252-2558
FDIC Certificate No.: |0|3|2|6|3|
                      -----------

Schedule RC-C--Continued

Part I. Continued
                                                                                -------------------------------------------
                                                                                |     (Column A)     |     (Column B)     |
                                                                                |    Consolidated    |      Domestic      |
Memoranda                                                                       |        Bank        |      Offices       |
                                                                                 -------------------- --------------------
                                                 Dollar Amounts in Thousands    | RCFD  Bil Mil Thou | RCON  Bil Mil Thou |
- -------------------------------------------------------------------------------- -------------------- --------------------
 1. Commercial paper included in Schedule RC-C, part I, above ................. | 1496             0 | 1496             0 | M.1.
 2. Loans and leases restructured and in compliance with modified terms         | ////////////////// | ////////////////// |
    (included in Schedule RC-C, part I, above and not reported as past due      | ////////////////// | ////////////////// |
    or nonaccrual in Schedule RC-N, Memorandum item 1):                         | ////////////////// | ////////////////// |
                                                                                | ////////////////// | ////////////////// |
    a. Loans secured by real estate:                                                                  ---------------------
       (1) To U.S. addressees (domicile) ...................................... | 1687             0 | M.2.a.(1)
       (2) To non-U.S. addressees (domicile) .................................. | 1689             0 | M.2.a.(2)
    b. All other loans and all lease financing receivables (exclude loans to    | ////////////////// |
       individuals for household, family, and other personal expenditures) .... | 8691       219,755 | M.2.b.
    c. Commercial and industrial loans to and lease financing receivables       | ////////////////// |
       of non-U.S. addressees (domicile) included in Memorandum item 2.b        | ////////////////// |
       above .................................................................. | 8692             0 | M.2.c.
 3. Maturity and repricing data for loans and leases(1) (excluding those in     | ////////////////// |
    nonaccrual status):                                                         | ////////////////// |
    a. Fixed rate loans and leases with a remaining maturity of:                | ////////////////// |
       (1) Three months or less ............................................... | 0348       485,068 | M.3.a.(1)
       (2) Over three months through 12 months ................................ | 0349       464,362 | M.3.a.(2)
       (3) Over one year through five years ................................... | 0356     2,032,370 | M.3.a.(3)
       (4) Over five years .................................................... | 0357     1,323,928 | M.3.a.(4)
       (5) Total fixed rate loans and leases (sum of Memorandum                 | ////////////////// |
           items 3.a.(1) through 3.a.(4)) ..................................... | 0358     4,305,728 | M.3.a.(5)
    b. Floating rate loans with a repricing frequency of:                       | ////////////////// |
       (1) Quarterly or more frequently ....................................... | 4554     6,496,999 | M.3.b.(1)
       (2) Annually or more frequently, but less frequently than quarterly .... | 4555       922,230 | M.3.b.(2)
       (3) Every five years or more frequently, but less frequently than        | ////////////////// |
           annually ........................................................... | 4561        90,750 | M.3.b.(3)
       (4) Less frequently than every five years .............................. | 4564        36,358 | M.3.b.(4)
       (5) Total floating rate loans (sum of Memorandum items 3.b.(1)           | ////////////////// |
           through 3.b.(4)) ................................................... | 4567     7,546,337 | M.3.b.(5)
    c. Total loans and leases (sum of Memorandum items 3.a.(5) and              | ////////////////// |
       3.b.(5)) (must equal the sum of total loans and leases, net, from        | ////////////////// |
       Schedule RC-C, part I, item 12, plus unearned income from                | ////////////////// |
       Schedule RC-C, part I, item 11, minus total nonaccrual loans and         | ////////////////// |
       leases from Schedule RC-N, sum of items 1 through 8, column C) ......... | 1479    11,852,065 | M.3.c.
    d. Floating rate loans with a remaining maturity of one year or less        | ////////////////// |
       (included in Memorandum items 3.b.(1) through 3.b.(4) above) ........... | A246     2,521,973 | M.3.d.
 4. Loans to finance commercial real estate, construction, and land             | ////////////////// |
    development activities (not secured by real estate) included in             | ////////////////// |
    Schedule RC-C, part I, items 4 and 9, column A, page RC-6(2) .............. | 2746       308,747 | M.4.
 5. Loans and leases held for sale (included in Schedule RC-C, part I,          | ////////////////// |
    above) .................................................................... | 5369       268,187 | M.5.
                                                                                | ////////////////// |---------------------
 6. Adjustable rate closed-end loans secured by first liens on 1-4 family       | ////////////////// | RCON  Bil Mil Thou |
    residential properties (included in Schedule RC-C, part I, item 1.c.(2)(a),                       --------------------
    column B, page RC-6) ...................................................... | ////////////////// | 5370       210,210 | M.6.
                                                                                -------------------------------------------
- -------------
(1) Memorandum item 3 is not applicable to savings banks that must complete supplemental Schedule RC-J.
(2) Exclude loans secured by real estate that are included in Schedule RC-C, part I, item 1, column A.





                                                                 17

Legal Title of Bank:  Texas Commerce Bank National Association                      Call Date:   3/31/96  ST-BK: 48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                                       Page RC-8
City, State   Zip:    Houston, TX  77252-2558
FDIC Certificate No.: |0|3|2|6|3|
                      -----------

Schedule RC-D--Trading Assets and Liabilities

Schedule RC-D is to be completed only by banks with $1 billion or more in total assets or with $2 billion or more in par/notional amount of off-balance sheet derivative contracts (as reported in Schedule RC-L, items 14.a through 14.e, columns A through D).

                                                                                                                   ----------
                                                                                                                   |  C420  | (-
                                                                                                  ----------------- --------
                                                                      Dollar Amounts in Thousands | /////////  Bil Mil Thou |
- -------------------------------------------------------------------------------------------------- -------------------------
ASSETS                                                                                            | /////////////////////// |
 1. U.S. Treasury securities in domestic offices ................................................ | RCON 3531           679 |  1.
 2. U.S. Government agency and corporation obligations in domestic offices (exclude mortgage-     | /////////////////////// |
    backed securities) .......................................................................... | RCON 3532         2,116 |  2.
 3. Securities issued by states and political subdivisions in the U.S. in domestic offices ...... | RCON 3533         2,160 |  3.
 4. Mortgage-backed securities (MBS) in domestic offices:                                         | /////////////////////// |
    a. Pass-through securities issued or guaranteed by FNMA, FHLMC, or GNMA ..................... | RCON 3534             0 |  4.a.
    b. Other mortgage-backed securities issued or guaranteed by FNMA, FHLMC, or GNMA              | /////////////////////// |
       (include CMOs, REMICs, and stripped MBS) ................................................. | RCON 3535             0 |  4.b.
    c. All other mortgage-backed securities ..................................................... | RCON 3536             0 |  4.c.
 5. Other debt securities in domestic offices ................................................... | RCON 3537             0 |  5.
 6. Certificates of deposit in domestic offices ................................................. | RCON 3538             0 |  6.
 7. Commercial paper in domestic offices ........................................................ | RCON 3539             0 |  7.
 8. Bankers acceptances in domestic offices ..................................................... | RCON 3540             0 |  8.
 9. Other trading assets in domestic offices .................................................... | RCON 3541             4 |  9.
10. Trading assets in foreign offices ........................................................... | RCFN 3542             0 | 10.
11. Revaluation gains on interest rate, foreign exchange rate, and other commodity and equity     | /////////////////////// |
    contracts:                                                                                    | /////////////////////// |
    a. In domestic offices ...................................................................... | RCON 3543        24,682 | 11.a.
    b. In foreign offices ....................................................................... | RCFN 3544             0 | 11.b.
12. Total trading assets (sum of items 1 through 11) (must equal Schedule RC, item 5) ........... | RCFD 3545        29,641 | 12.
                                                                                                  ---------------------------
                                                                                                  | /////////  Bil Mil Thou |
LIABILITIES                                                                                        -------------------------
13. Liability for short positions ............................................................... | RCFD 3546             0 | 13.
14. Revaluation losses on interest rate, foreign exchange rate, and other commodity and equity    | /////////////////////// |
    contracts ................................................................................... | RCFD 3547        20,180 | 14.
15. Total trading liabilities (sum of items 13 and 14) (must equal Schedule RC, item 15.b) ...... | RCFD 3548        20,180 | 15.
                                                                                                  ---------------------------






                                                                 18

Legal Title of Bank:  Texas Commerce Bank National Association                      Call Date:   3/31/96  ST-BK: 48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                                       Page RC-9
City, State   Zip:    Houston, TX  77252-2558
FDIC Certificate No.: |0|3|2|6|3|
                      -----------

Schedule RC-E--Deposit Liabilities

Part I. Deposits in Domestic Offices
                                                                                                                ----------
                                                                                                                |  C425  | (-
                                                          ------------------------------------------------------ --------
                                                          |                                         |   Nontransaction   |
                                                          |          Transaction  Accounts          |      Accounts      |
                                                           ----------------------------------------- --------------------
                                                          |     (Column A)     |    (Column B)      |     (Column C)     |
                                                          |  Total transaction |    Memo: Total     |        Total       |
                                                          | accounts (including|  demand deposits   |   nontransaction   |
                                                          |    total demand    |   (included in     |      accounts      |
                                                          |      deposits)     |     column A)      |  (including MMDAs) |
                                                           -------------------- -------------------- --------------------
                              Dollar Amounts in Thousands | RCON  Bil Mil Thou | RCON  Bil Mil Thou | RCON  Bil Mil Thou |
- ---------------------------------------------------------- -------------------- -------------------- --------------------
Deposits of:                                              | ////////////////// | ////////////////// | ////////////////// |
1. Individuals, partnerships, and corporations .......... | 2201     5,530,983 | 2240     5,103,003 | 2346     9,286,772 | 1.
2. U.S. Government ...................................... | 2202        35,646 | 2280        35,634 | 2520           328 | 2.
3. States and political subdivisions in the U.S. ........ | 2203       107,199 | 2290        45,384 | 2530       126,040 | 3.
4. Commercial banks in the U.S. ......................... | 2206       411,330 | 2310       411,330 | 2550             0 | 4.
5. Other depository institutions in the U.S. ............ | 2207        11,479 | 2312        11,479 | 2349             0 | 5.
6. Banks in foreign countries ........................... | 2213        27,368 | 2320        27,368 | 2236             0 | 6.
7. Foreign governments and official institutions          | ////////////////// | ////////////////// | ////////////////// |
   (including foreign central banks) .................... | 2216         1,238 | 2300         1,238 | 2377             0 | 7.
8. Certified and official checks ........................ | 2330       102,003 | 2330       102,003 | ////////////////// | 8.
9. Total (sum of items 1 through 8) (sum of               | ////////////////// | ////////////////// | ////////////////// |
   columns A and C must equal Schedule RC,                | ////////////////// | ////////////////// | ////////////////// |
   item 13.a) ........................................... | 2215     6,227,246 | 2210     5,737,439 | 2385     9,413,140 | 9.
                                                          ----------------------------------------------------------------
Memoranda                                                                                           ----------------------
                                                                        Dollar Amounts in Thousands | RCON  Bil Mil Thou |
- ---------------------------------------------------------------------------------------------------- --------------------
1. Selected components of total deposits (i.e., sum of item 9, columns A and C):                    | ////////////////// |
   a. Total Individual Retirement Accounts (IRAs) and Keogh Plan accounts ......................... | 6835       831,010 | M.1.a.
   b. Total brokered deposits ..................................................................... | 2365             0 | M.1.b.
   c. Fully insured brokered deposits (included in Memorandum item 1.b above):                      | ////////////////// |
      (1) Issued in denominations of less than $100,000 ........................................... | 2343             0 | M.1.c.(1)
      (2) Issued either in denominations of $100,000 or in denominations greater than               | ////////////////// |
          $100,000 and participated out by the broker in shares of $100,000 or less ............... | 2344             0 | M.1.c.(2)
   d. Maturity data for brokered deposits:                                                          | ////////////////// |
      (1) Brokered deposits issued in denominations of less than $100,000 with a remaining          | ////////////////// |
          maturity of one year or less (included in Memorandum item 1.c.(1) above) ................ | A243             0 | M.1.d.(1)
      (2) Brokered deposits issued in denominations of $100,000 or more with a remaining            | ////////////////// |
          maturity of one year or less (included in Memorandum item 1.b above) .................... | A244             0 | M.1.d.(2)
   e. Preferred deposits (uninsured deposits of states and political subdivisions in the U.S.       | ////////////////// |
      reported in item 3 above which are secured or collateralized as required under state law) ... | 5590       204,177 | M.1.e.
2. Components of total nontransaction accounts (sum of Memorandum items 2.a through 2.d             | ////////////////// |
   must equal item 9, column C above):                                                              | ////////////////// |
   a. Savings deposits:                                                                             | ////////////////// |
      (1) Money market deposit accounts (MMDAs) ................................................... | 6810     2,868,722 | M.2.a.(1)
      (2) Other savings deposits (excludes MMDAs) ................................................. | 0352     2,968,313 | M.2.a.(2)
   b. Total time deposits of less than $100,000 ................................................... | 6648     2,729,392 | M.2.b.
   c. Time certificates of deposit of $100,000 or more ............................................ | 6645       832,294 | M.2.c.
   d. Open-account time deposits of $100,000 or more .............................................. | 6646        14,419 | M.2.d.
3. All NOW accounts (included in column A above) .................................................. | 2398       489,807 | M.3.
                                                                                                    ----------------------
4. Not applicable





                                                                 19

Legal Title of Bank:  Texas Commerce Bank National Association                     Call Date:   3/31/96  ST-BK: 48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                                      Page RC-10
City, State   Zip:    Houston, TX  77252-2558
FDIC Certificate No.: |0|3|2|6|3|
                      -----------

Schedule RC-E--Continued

Part I. Continued

Memoranda (continued)
                                                                                                   ----------------------
                                                                       Dollar Amounts in Thousands | RCON  Bil Mil Thou |
- --------------------------------------------------------------------------------------------------- --------------------
5. Maturity and repricing data for time deposits of less than $100,000 (sum of                     | ////////////////// |
   Memorandum items 5.a.(1) through 5.b.(3) must equal Memorandum item 2.b above):(1)              | ////////////////// |
   a. Fixed rate time deposits of less than $100,000 with a remaining maturity of:                 | ////////////////// |
      (1) Three months or less ................................................................... | A225       751,080 | M.5.a.(1)
      (2) Over three months through 12 months .................................................... | A226     1,158,590 | M.5.a.(2)
      (3) Over one year .......................................................................... | A227       718,620 | M.5.a.(3)
   b. Floating rate time deposits of less than $100,000 with a repricing frequency of:             | ////////////////// |
      (1) Quarterly or more frequently ........................................................... | A228        43,621 | M.5.b.(1)
      (2) Annually or more frequently, but less frequently than quarterly ........................ | A229        38,544 | M.5.b.(2)
      (3) Less frequently than annually .......................................................... | A230        18,937 | M.5.b.(3)
   c. Floating rate time deposits of less than $100,000 with a remaining maturity of               | ////////////////// |
      one year or less (included in Memorandum items 5.b.(1) through 5.b.(3) above) .............. | A231        89,928 | M.5.c.
6. Maturity and repricing data for time deposits of $100,000 or more (i.e., time certificates      | ////////////////// |
   of deposit of $100,000 or more and open-account time deposits of $100,000 or more)              | ////////////////// |
   (sum of Memorandum items 6.a.(1) through 6.b.(4) must equal the sum of Memorandum               | ////////////////// |
   items 2.c and 2.d above):(1)                                                                    | ////////////////// |
   a. Fixed rate time deposits of $100,000 or more with a remaining maturity of:                   | ////////////////// |
      (1) Three months or less ................................................................... | A232       476,828 | M.6.a.(1)
      (2) Over three months through 12 months .................................................... | A233       282,702 | M.6.a.(2)
      (3) Over one year through five years ....................................................... | A234        69,742 | M.6.a.(3)
      (4) Over five years ........................................................................ | A235             0 | M.6.a.(4)
   b. Floating rate time deposits of $100,000 or more with a repricing frequency of:               | ////////////////// |
      (1) Quarterly or more frequently ........................................................... | A236        13,842 | M.6.b.(1)
      (2) Annually or more frequently, but less frequently than quarterly ........................ | A237         3,599 | M.6.b.(2)
      (3) Every five years or more frequently, but less frequently than annually ................. | A238             0 | M.6.b.(3)
      (4) Less frequently than every five years .................................................. | A239             0 | M.6.b.(4)
   c. Floating rate time deposits of $100,000 or more with a remaining maturity of                 | ////////////////// |
      one year or less (included in Memorandum items 6.b.(1) through 6.b.(4) above) .............. | A240        15,418 | M.6.c.
                                                                                                   ----------------------
- -------------
(1) Memorandum items 5 and 6 are not applicable to savings banks that must complete supplemental Schedule RC-J.






                                                                 20

Legal Title of Bank:  Texas Commerce Bank National Association                     Call Date:   3/31/96  ST-BK: 48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                                      Page RC-11
City, State   Zip:    Houston, TX  77252-2558
FDIC Certificate No.: |0|3|2|6|3|
                      -----------

Schedule RC-E--Continued

Part II. Deposits in Foreign Offices (including Edge and Agreement subsidiaries and IBFs)

                                                                                                   ----------------------
                                                                       Dollar Amounts in Thousands | RCFN  Bil Mil Thou |
- --------------------------------------------------------------------------------------------------- --------------------
Deposits of:                                                                                       | ////////////////// |
1. Individuals, partnerships, and corporations ................................................... | 2621       281,677 | 1.
2. U.S. banks (including IBFs and foreign branches of U.S. banks) ................................ | 2623             0 | 2.
3. Foreign banks (including U.S. branches and agencies of foreign banks, including their IBFs) ... | 2625             0 | 3.
4. Foreign governments and official institutions (including foreign central banks) ............... | 2650             0 | 4.
5. Certified and official checks ................................................................. | 2330             0 | 5.
6. All other deposits ............................................................................ | 2668             0 | 6.
7. Total (sum of items 1 through 6) (must equal Schedule RC, item 13.b) .......................... | 2200       281,677 | 7.
                                                                                                   ----------------------
Memorandum                                                                                         ----------------------
                                                                       Dollar Amounts in Thousands | RCFN  Bil Mil Thou |
- --------------------------------------------------------------------------------------------------- --------------------
1. Time deposits with a remaining maturity of one year or less (included in Part II, item 7 above) | A245       281,388 | M.1.
                                                                                                   ----------------------
Schedule RC-F--Other Assets
                                                                                                                   ----------
                                                                                                                   |  C430  | (-
                                                                                                  ----------------- --------
                                                                      Dollar Amounts in Thousands | ////////// Bil Mil Thou |
- -------------------------------------------------------------------------------------------------- -------------------------
1. Income earned, not collected on loans ........................................................ | RCFD 2164        92,286 | 1.
2. Net deferred tax assets(1) ................................................................... | RCFD 2148        79,773 | 2.
3. Excess residential mortgage servicing fees receivable ........................................ | RCFD 5371             0 | 3.
4. Other (itemize and describe amounts that exceed 25% of this item) ............................ | RCFD 2168       196,656 | 4.
      -------------                                                    ---------------------------
   a. | TEXT 3549 |----------------------------------------------------| RCFD 3549 |              | /////////////////////// | 4.a.
       -----------
   b. | TEXT 3550 |----------------------------------------------------| RCFD 3550 |              | /////////////////////// | 4.b.
       -----------
   c. | TEXT 3551 |----------------------------------------------------| RCFD 3551 |              | /////////////////////// | 4.c.
      -------------                                                   ----------------------------
5. Total (sum of items 1 through 4) (must equal Schedule RC, item 11) ........................... | RCFD 2160       368,715 | 5.
                                                                                                  ---------------------------
                                                                                                  ---------------------------
Memorandum                                                            Dollar Amounts in Thousands | ////////// Bil Mil Thou |
- -------------------------------------------------------------------------------------------------- -------------------------
1. Deferred tax assets disallowed for regulatory capital purposes ............................... | RCFD 5610             0 | M.1.
                                                                                                  ---------------------------
Schedule RC-G--Other Liabilities
                                                                                                                   ----------
                                                                                                                   |  C435  | (-
                                                                                                  ----------------- --------
                                                                      Dollar Amounts in Thousands | ////////// Bil Mil Thou |
- -------------------------------------------------------------------------------------------------- -------------------------
1. a. Interest accrued and unpaid on deposits in domestic offices(2) ............................ | RCON 3645        26,199 | 1.a.
   b. Other expenses accrued and unpaid (includes accrued income taxes payable) ................. | RCFD 3646       190,493 | 1.b.
2. Net deferred tax liabilities(1) .............................................................. | RCFD 3049             0 | 2.
3. Minority interest in consolidated subsidiaries ............................................... | RCFD 3000             0 | 3.
4. Other (itemize and describe amounts that exceed 25% of this item) ............................ | RCFD 2938        22,687 | 4.
      -------------                                                    ---------------------------
   a. | TEXT 3552 |----------------------------------------------------| RCFD 3552 |              | /////////////////////// | 4.a.
       -----------
   b. | TEXT 3553 |----------------------------------------------------| RCFD 3553 |              | /////////////////////// | 4.b.
       -----------
   c. | TEXT 3554 |----------------------------------------------------| RCFD 3554 |              | /////////////////////// | 4.c.
      -------------                                                    ---------------------------
5. Total (sum of items 1 through 4) (must equal Schedule RC, item 20) ........................... | RCFD 2930       239,379 | 5.
                                                                                                  ---------------------------
- ------------
(1) See discussion of deferred income taxes in Glossary entry on "income taxes."
(2) For savings banks, include "dividends" accrued and unpaid on deposits.






                                                                 21

Legal Title of Bank:  Texas Commerce Bank National Association                     Call Date:   3/31/96  ST-BK: 48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                                      Page RC-12
City, State   Zip:    Houston, TX  77252-2558
FDIC Certificate No.: |0|3|2|6|3|
                      -----------

Schedule RC-H--Selected Balance Sheet Items for Domestic Offices
                                                                                                                 ----------
                                                                                                                 |  C440  | (-
                                                                                                     ------------ --------
                                                                                                     |  Domestic Offices  |
                                                                                                      --------------------
                                                                         Dollar Amounts in Thousands | RCON  Bil Mil Thou |
- ----------------------------------------------------------------------------------------------------- --------------------
1. Customers' liability to this bank on acceptances outstanding .................................... | 2155         9,854 |  1.
2. Bank's liability on acceptances executed and outstanding ........................................ | 2920         9,854 |  2.
3. Federal funds sold and securities purchased under agreements to resell .......................... | 1350       670,725 |  3.
4. Federal funds purchased and securities sold under agreements to repurchase ...................... | 2800     1,020,012 |  4.
5. Other borrowed money ............................................................................ | 3190        33,977 |  5.
   EITHER                                                                                            | ////////////////// |
6. Net due from own foreign offices, Edge and Agreement subsidiaries, and IBFs ..................... | 2163           N/A |  6.
   OR                                                                                                | ////////////////// |
7. Net due to own foreign offices, Edge and Agreement subsidiaries, and IBFs ....................... | 2941       170,033 |  7.
8. Total assets (excludes net due from foreign offices, Edge and Agreement subsidiaries, and         | ////////////////// |
   IBFs) ........................................................................................... | 2192    19,722,927 |  8.
9. Total liabilities (excludes net due to foreign offices, Edge and Agreement subsidiaries, and      | ////////////////// |
   IBFs) ........................................................................................... | 3129    17,927,602 |  9.
                                                                                                     ----------------------
Items 10-17 include held-to-maturity and available-for-sale securities in domestic offices.          ----------------------
                                                                                                     | RCON  Bil Mil Thou |
                                                                                                      --------------------
10. U.S. Treasury securities ....................................................................... | 1779       591,880 | 10.
11. U.S. Government agency and corporation obligations (exclude mortgage-backed                      | ////////////////// |
    securities) .................................................................................... | 1785             0 | 11.
12. Securities issued by states and political subdivisions in the U.S. ............................. | 1786           300 | 12.
13. Mortgage-backed securities (MBS):                                                                | ////////////////// |
    a. Pass-through securities:                                                                      | ////////////////// |
       (1) Issued or guaranteed by FNMA, FHLMC, or GNMA ............................................ | 1787     3,347,753 | 13.a.(1)
       (2) Other pass-through securities ........................................................... | 1869             0 | 13.a.(2)
    b. Other mortgage-backed securities (include CMOs, REMICs, and stripped MBS):                    | ////////////////// |
       (1) Issued or guaranteed by FNMA, FHLMC, or GNMA ............................................ | 1877             0 | 13.b.(1)
       (2) All other mortgage-backed securities .................................................... | 2253         3,472 | 13.b.(2)
14. Other domestic debt securities ................................................................. | 3159            36 | 14.
15. Foreign debt securities ........................................................................ | 3160             0 | 15.
16. Equity securities:                                                                               | ////////////////// |
    a. Investments in mutual funds ................................................................. | 3161             0 | 16.a.
    b. Other equity securities with readily determinable fair values ............................... | 3162             0 | 16.b.
    c. All other equity securities ................................................................. | 3169        46,127 | 16.c.
17. Total held-to-maturity and available-for-sale securities (sum of items 10 through 16) .......... | 3170     3,989,568 | 17.
                                                                                                     ----------------------
Memorandum (to be completed only by banks with IBFs and other "foreign" offices)                     ----------------------
                                                                         Dollar Amounts in Thousands | RCON  Bil Mil Thou |
- ----------------------------------------------------------------------------------------------------- --------------------
   EITHER                                                                                            | ////////////////// |
1. Net due from the IBF of the domestic offices of the reporting bank .............................. | 3051           N/A | M.1.
   OR                                                                                                | ////////////////// |
2. Net due to the IBF of the domestic offices of the reporting bank ................................ | 3059           N/A | M.2.
                                                                                                     ----------------------






                                                                 22

Legal Title of Bank:  Texas Commerce Bank National Association                     Call Date:   3/31/96  ST-BK: 48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                                      Page RC-13
City, State   Zip:    Houston, TX  77252-2558
FDIC Certificate No.: |0|3|2|6|3|
                      -----------

Schedule RC-I--Selected Assets and Liabilities of IBFs

To be completed only by banks with IBFs and other "foreign" offices.
                                                                                                                ----------
                                                                                                                |  C445  | (-
                                                                                                    ------------ --------
                                                                        Dollar Amounts in Thousands | RCFN  Bil Mil Thou |
- ---------------------------------------------------------------------------------------------------- --------------------
 1. Total IBF assets of the consolidated bank (component of Schedule RC, item 12) ................. | 2133           N/A | 1.
 2. Total IBF loans and lease financing receivables (component of Schedule RC-C, part I,            | ////////////////// |
    item 12, column A) ............................................................................ | 2076           N/A | 2.
 3. IBF commercial and industrial loans (component of Schedule RC-C, part I, item 4,                | ////////////////// |
    column A) ..................................................................................... | 2077           N/A | 3.
 4. Total IBF liabilities (component of Schedule RC, item 21) ..................................... | 2898           N/A | 4.
 5. IBF deposit liabilities due to banks, including other IBFs (component of Schedule RC-E,         | ////////////////// |
    part II, items 2 and 3) ....................................................................... | 2379           N/A | 5.
 6. Other IBF deposit liabilities (component of Schedule RC-E, part II, items 1, 4, 5, and 6) ..... | 2381           N/A | 6.
                                                                                                    ----------------------
Schedule RC-K--Quarterly Averages(1)                                                                            ----------
                                                                                                                |  C455  |  (-
                                                                                               ----------------- --------
                                                                   Dollar Amounts in Thousands | /////////  Bil Mil Thou |
- ----------------------------------------------------------------------------------------------- -------------------------
ASSETS                                                                                         | /////////////////////// |
 1. Interest-bearing balances due from depository institutions ............................... | RCFD 3381         5,108 |  1.
 2. U.S. Treasury securities and U.S. Government agency and corporation obligations(2) ....... | RCFD 3382     4,045,153 |  2.
 3. Securities issued by states and political subdivisions in the U.S.(2) .................... | RCFD 3383           299 |  3.
 4. a. Other debt securities(2) .............................................................. | RCFD 3647         3,419 |  4.a.
    b. Equity securities(3) (includes investments in mutual funds and Federal Reserve stock) . | RCFD 3648        46,127 |  4.b.
 5. Federal funds sold and securities purchased under agreements to resell in domestic offices | /////////////////////// |
    of the bank and of its Edge and Agreement subsidiaries, and in IBFs ...................... | RCFD 3365       396,664 |  5.
 6. Loans:                                                                                     | /////////////////////// |
    a. Loans in domestic offices:                                                              | /////////////////////// |
       (1) Total loans ....................................................................... | RCON 3360    11,603,120 |  6.a.(1)
       (2) Loans secured by real estate ...................................................... | RCON 3385     2,475,897 |  6.a.(2)
       (3) Loans to finance agricultural production and other loans to farmers ............... | RCON 3386        68,463 |  6.a.(3)
       (4) Commercial and industrial loans ................................................... | RCON 3387     5,855,902 |  6.a.(4)
       (5) Loans to individuals for household, family, and other personal expenditures ....... | RCON 3388     2,156,620 |  6.a.(5)
    b. Total loans in foreign offices, Edge and Agreement subsidiaries, and IBFs ............. | RCFN 3360       114,787 |  6.b.
 7. Trading assets ........................................................................... | RCFD 3401        49,751 |  7.
 8. Lease financing receivables (net of unearned income) ..................................... | RCFD 3484       155,196 |  8.
 9. Total assets(4) .......................................................................... | RCFD 3368    19,660,532 |  9.
LIABILITIES                                                                                    | /////////////////////// |
10. Interest-bearing transaction accounts in domestic offices (NOW accounts, ATS accounts,     | /////////////////////// |
    and telephone and preauthorized transfer accounts) (exclude demand deposits) ............. | RCON 3485       427,447 | 10.
11. Nontransaction accounts in domestic offices:                                               | /////////////////////// |
    a. Money market deposit accounts (MMDAs) ................................................. | RCON 3486     2,957,244 | 11.a.
    b. Other savings deposits ................................................................ | RCON 3487     2,895,026 | 11.b.
    c. Time certificates of deposit of $100,000 or more ...................................... | RCON 3345       826,896 | 11.c.
    d. All other time deposits ............................................................... | RCON 3469     2,805,106 | 11.d.
12. Interest-bearing deposits in foreign offices, Edge and Agreement subsidiaries, and IBFs .. | RCFN 3404       291,996 | 12.
13. Federal funds purchased and securities sold under agreements to repurchase in domestic     | /////////////////////// |
    offices of the bank and of its Edge and Agreement subsidiaries, and in IBFs .............. | RCFD 3353     1,014,039 | 13.
14. Other borrowed money ..................................................................... | RCFD 3355        32,819 | 14.
                                                                                               ---------------------------
- -------------
(1) For all items, banks have the option of reporting either (1) an average of daily figures for the quarter, or (2) an average of weekly figures (i.e., the Wednesday of each week of the quarter).
(2) Quarterly averages for all debt securities should be based on amortized cost.
(3) Quarterly averages for all equity securities should be based on historical cost.
(4) The quarterly average for total assets should reflect all debt securities held for trading) at amortized cost, equity securities with readily determinable fair values at the lower of cost or fair value, and equity securities without readily determinable fair values at historical cost.






                                                                23

Legal Title of Bank:  Texas Commerce Bank National Association                     Call Date:   3/31/96  ST-BK: 48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                                      Page RC-14
City, State   Zip:    Houston, TX  77252-2558
FDIC Certificate No.: |0|3|2|6|3|
                      -----------

Schedule RC-L--Off-Balance Sheet Items

Please read carefully the instructions for the preparation of Schedule RC-L.
Some of the amounts

reported in Schedule RC-L are regarded as volume indicators and not necessarily as measures of risk.            ----------
                                                                                                                |  C460  |  (-
                                                                                                    ------------ --------
                                                                        Dollar Amounts in Thousands | RCFD  Bil Mil Thou |
- ---------------------------------------------------------------------------------------------------- --------------------
 1. Unused commitments:                                                                             | ////////////////// |
    a. Revolving, open-end lines secured by 1-4 family residential properties, e.g., home equity    | ////////////////// |
       lines ...................................................................................... | 3814             0 |  1.a.
    b. Credit card lines .......................................................................... | 3815             0 |  1.b.
    c. Commercial real estate, construction, and land development:                                  | ////////////////// |
       (1) Commitments to fund loans secured by real estate ....................................... | 3816       438,060 |  1.c.(1)
       (2) Commitments to fund loans not secured by real estate ................................... | 6550       269,848 |  1.c.(2)
    d. Securities underwriting .................................................................... | 3817             0 |  1.d.
    e. Other unused commitments ................................................................... | 3818     7,440,527 |  1.e.
 2. Financial standby letters of credit and foreign office guarantees ............................. | 3819     1,035,293 |  2.
                                                                         ---------------------------
    a. Amount of financial standby letters of credit conveyed to others  | RCFD 3820 |      122,904 | ////////////////// |  2.a.
                                                                         ---------------------------
 3. Performance standby letters of credit and foreign office guarantees ........................... | 3821        61,809 |  3.
                                                                         ---------------------------
    a. Amount of performance standby letters of credit conveyed to others| RCFD 3822 |        2,794 | ////////////////// |  3.a.
                                                                         ---------------------------
 4. Commercial and similar letters of credit ...................................................... | 3411       199,756 |  4.
 5. Participations in acceptances (as described in the instructions) conveyed to others by the      | ////////////////// |
    reporting bank ................................................................................ | 3428             0 |  5.
 6. Participations in acceptances (as described in the instructions) acquired by the reporting      | ////////////////// |
    (nonaccepting) bank ........................................................................... | 3429             0 |  6.
 7. Securities borrowed ........................................................................... | 3432        60,931 |  7.
 8. Securities lent (including customers' securities lent where the customer is indemnified against | ////////////////// |
    loss by the reporting bank) ................................................................... | 3433        17,746 |  8.
 9. Loans transferred (i.e., sold or swapped) with recourse that have been treated as sold for      | ////////////////// |
    Call Report purposes:                                                                           | ////////////////// |
    a. FNMA and FHLMC residential mortgage loan pools:                                              | ////////////////// |
       (1) Outstanding principal balance of mortgages transferred as of the report date ........... | 3650             0 |  9.a.(1)
       (2) Amount of recourse exposure on these mortgages as of the report date ................... | 3651             0 |  9.a.(2)
    b. Private (nongovernment-issued or -guaranteed) residential mortgage loan pools:               | ////////////////// |
       (1) Outstanding principal balance of mortgages transferred as of the report date ........... | 3652             0 |  9.b.(1)
       (2) Amount of recourse exposure on these mortgages as of the report date ................... | 3653             0 |  9.b.(2)
    c. Farmer Mac agricultural mortgage loan pools:                                                 | ////////////////// |
       (1) Outstanding principal balance of mortgages transferred as of the report date ........... | 3654             0 |  9.c.(1)
       (2) Amount of recourse exposure on these mortgages as of the report date ................... | 3655             0 |  9.c.(2)
    d. Small business obligations transferred with recourse under Section 208 of the                | ////////////////// |
       Riegle Community Development and Regulatory Improvement Act of 1994:                         | ////////////////// |
       (1) Outstanding principal balance of small business obligations transferred                  | ////////////////// |
           as of the report date .................................................................. | A249             0 |  9.d.(1)
       (2) Amount of retained recourse on these obligations as of the report date ................. | A250             0 |  9.d.(2)
10. When-issued securities:                                                                         | ////////////////// |
    a. Gross commitments to purchase .............................................................. | 3434       391,675 | 10.a.
    b. Gross commitments to sell .................................................................. | 3435       465,090 | 10.b.
11. Spot foreign exchange contracts ............................................................... | 8765       588,140 | 11.
12. All other off-balance sheet liabilities (exclude off-balance sheet derivatives) (itemize and    | ////////////////// |
    describe each component of this item over 25% of Schedule RC, item 28, "Total equity capital")  | 3430             0 | 12.
                                                                                                    | ////////////////// |
       -------------                                                     ---------------------------
    a. | TEXT 3555 |-----------------------------------------------------| RCFD 3555 |              | ////////////////// | 12.a.
        -----------
    b. | TEXT 3556 |-----------------------------------------------------| RCFD 3556 |              | ////////////////// | 12.b.
        -----------
    c. | TEXT 3557 |-----------------------------------------------------| RCFD 3557 |              | ////////////////// | 12.c.
        -----------
    d. | TEXT 3558 |-----------------------------------------------------| RCFD 3558 |              | ////////////////// | 12.d.
       -------------                                                     -------------------------------------------------






                                                                 24

Legal Title of Bank:  Texas Commerce Bank National Association                     Call Date:   3/31/96  ST-BK: 48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                                      Page RC-15
City, State   Zip:    Houston, TX  77252-2558
FDIC Certificate No.: |0|3|2|6|3|
                      -----------

Schedule RC-L--Continued
                                                                                                    ----------------------
                                                                        Dollar Amounts in Thousands | RCFD  Bil Mil Thou |
- ---------------------------------------------------------------------------------------------------- --------------------
13. All other off-balance sheet assets (exclude off-balance sheet derivatives) (itemize and         | ////////////////// |
    describe each component of this item over 25% of Schedule RC, item 28, "Total equity capital")  | 5591             0 | 13.
                                                                                                    | ////////////////// |
       -------------                                                     ---------------------------
    a. | TEXT 5592 |-----------------------------------------------------| RCFD 5592 |              | ////////////////// | 13.a.
        -----------
    b. | TEXT 5593 |-----------------------------------------------------| RCFD 5593 |              | ////////////////// | 13.b.
        -----------
    c. | TEXT 5594 |-----------------------------------------------------| RCFD 5594 |              | ////////////////// | 13.c.
        -----------
    d. | TEXT 5595 |-----------------------------------------------------| RCFD 5595 |              | ////////////////// | 13.d.
       -------------                                                     -------------------------------------------------

                                                                                                              ------------
                                                                                                              |   C461   | (-
                                             ----------------------------------------------------------------- ----------
                                             |    (Column A)    |    (Column B)    |    (Column C)    |    (Column D)    |
                 Dollar Amounts in Thousands |   Interest Rate  | Foreign Exchange | Equity Derivative|   Commodity and  |
- ---------------------------------------------                                                                            |
|       Off-balance Sheet Derivatives        |     Contracts    |     Contracts    |     Contracts    |  Other Contracts |
|                                             ------------------ ------------------ ------------------ ------------------
|            Position Indicators             |Tril Bil Mil Thou |Tril Bil Mil Thou |Tril Bil Mil Thou |Tril Bil Mil Thou |
- ---------------------------------------------|------------------ ------------------ ------------------ ------------------
14. Gross amounts (e.g., notional            | //////////////// | //////////////// | //////////////// | //////////////// |
    amounts) (for each column, sum of        | //////////////// | //////////////// | //////////////// | //////////////// |
    items 14.a through 14.e must equal       | //////////////// | //////////////// | //////////////// | //////////////// |
    sum of items 15, 16.a, and 16.b):        | //////////////// | //////////////// | //////////////// | //////////////// |
                                              ------------------ ------------------ ------------------ ------------------
    a. Futures contracts ................... |                0 |                0 |                0 |                0 | 14.a.
                                              ------------------ ------------------ ------------------ ------------------
                                             |    RCFD 8693     |    RCFD 8694     |    RCFD 8695     |    RCFD 8696     |
                                              ------------------ ------------------ ------------------ ------------------
    b. Forward contracts ................... |           10,496 |          356,813 |                0 |                0 | 14.b.
                                              ------------------ ------------------ ------------------ ------------------
                                             |    RCFD 8697     |    RCFD 8698     |    RCFD 8699     |    RCFD 8700     |
                                              ------------------ ------------------ ------------------ ------------------
    c. Exchange-traded option contracts:     | //////////////// | //////////////// | //////////////// | //////////////// |
                                              ------------------ ------------------ ------------------ ------------------
       (1) Written options ................. |        3,000,000 |                0 |                0 |                0 | 14.c.(1)
                                              ------------------ ------------------ ------------------ ------------------|
                                             |    RCFD 8701     |    RCFD 8702     |    RCFD 8703     |    RCFD 8704     |
                                              ------------------ ------------------ ------------------ ------------------
       (2) Purchased options ............... |        3,000,000 |                0 |                0 |                0 | 14.c.(2)
                                              ------------------ ------------------ ------------------ ------------------|
                                             |    RCFD 8705     |    RCFD 8706     |    RCFD 8707     |    RCFD 8708     |
                                              ------------------ ------------------ ------------------ ------------------
    d. Over-the-counter option contracts:    | //////////////// | //////////////// | //////////////// | //////////////// |
                                              ------------------ ------------------ ------------------ ------------------
       (1) Written options ................. |          234,987 |           21,100 |                0 |              513 | 14.d.(1)
                                              ------------------ ------------------ ------------------ ------------------|
                                             |    RCFD 8709     |    RCFD 8710     |    RCFD 8711     |    RCFD 8712     |
                                              ------------------ ------------------ ------------------ ------------------
       (2) Purchased options ............... |        1,834,987 |           25,100 |                0 |              513 | 14.d.(2)
                                              ------------------ ------------------ ------------------ ------------------|
                                             |    RCFD 8713     |    RCFD 8714     |    RCFD 8715     |    RCFD 8716     |
                                              ------------------ ------------------ ------------------ ------------------
    e. Swaps ............................... |        4,764,573 |                0 |                0 |           15,264 | 14.e.
                                              ------------------ ------------------ ------------------ ------------------
                                             |    RCFD 3450     |    RCFD 3826     |    RCFD 8719     |    RCFD 8720     |
                                              ------------------ ------------------ ------------------ ------------------
15. Total gross notional amount of           | //////////////// | //////////////// | //////////////// | //////////////// |
    derivative contracts held for trading .. |        2,829,655 |          403,013 |                0 |           16,290 | 15.
                                              ------------------ ------------------ ------------------ ------------------
                                             |    RCFD A126     |    RCFD A127     |    RCFD 8723     |    RCFD 8724     |
                                              ------------------ ------------------ ------------------ ------------------
16. Total gross notional amount of           | //////////////// | //////////////// | //////////////// | //////////////// |
    derivative contracts held for            | //////////////// | //////////////// | //////////////// | //////////////// |
    purposes other than trading:             | //////////////// | //////////////// | //////////////// | //////////////// |
                                              ------------------ ------------------ ------------------ ------------------
    a. Contracts marked to market .......... |        3,130,000 |                0 |                0 |                0 | 16.a.
                                              ------------------ ------------------ ------------------ ------------------
                                             |    RCFD 8725     |    RCFD 8726     |    RCFD 8727     |    RCFD 8728     |
                                              ------------------ ------------------ ------------------ ------------------
    b. Contracts not marked to market ...... |        6,885,388 |                0 |                0 |                0 | 16.b.
                                              ------------------ ------------------ ------------------ ------------------
                                             |    RCFD 8729     |    RCFD 8730     |    RCFD 8731     |    RCFD 8732     |
                                             -----------------------------------------------------------------------------






                                                                 25

Legal Title of Bank:  Texas Commerce Bank National Association                     Call Date:   3/31/96  ST-BK: 48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                                      Page RC-16
City, State   Zip:    Houston, TX  77252-2558
FDIC Certificate No.: |0|3|2|6|3|
                      -----------

Schedule RC-L--Continued
                                     -------------------------------------------------------------------------------------
                                     |     (Column A)     |     (Column B)     |     (Column C)     |     (Column D)     |
         Dollar Amounts in Thousands |    Interest Rate   |  Foreign Exchange  |  Equity Derivative |    Commodity and   |
- -------------------------------------                                                                                    |
|   Off-balance Sheet Derivatives    |      Contracts     |      Contracts     |      Contracts     |   Other Contracts  |
|                                     -------------------- -------------------- -------------------- --------------------
|        Position Indicators         | RCFD  Bil Mil Thou | RCFD  Bil Mil Thou | RCFD  Bil Mil Thou | RCFD  Bil Mil Thou |
- ------------------------------------- -------------------- -------------------- -------------------- --------------------
17. Gross fair values of             | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
    derivative contracts:            | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
    a. Contracts held for            | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
       trading:                      | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
       (1) Gross positive            | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
           fair value .............. | 8733        25,909 | 8734         6,181 | 8735             0 | 8736         3,127 | 17.a.(1)
       (2) Gross negative            | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
           fair value .............. | 8737        21,283 | 8738         6,719 | 8739             0 | 8740         2,894 | 17.a.(2)
    b. Contracts held for            | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
       purposes other than           | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
       trading that are marked       | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
       to market:                    | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
       (1) Gross positive            | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
           fair value .............. | 8741           124 | 8742             0 | 8743             0 | 8744             0 | 17.b.(1)
       (2) Gross negative            | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
           fair value .............. | 8745           594 | 8746             0 | 8747             0 | 8748             0 | 17.b.(2)
    c. Contracts held for            | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
       purposes other than           | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
       trading that are not          | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
       marked to market:             | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
       (1) Gross positive            | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
           fair value .............. | 8749        42,452 | 8750             0 | 8751             0 | 8752             0 | 17.c.(1)
       (2) Gross negative            | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
           fair value .............. | 8753         1,634 | 8754             0 | 8755             0 | 8756             0 | 17.c.(2)
                                     -------------------------------------------------------------------------------------
                                                                                                    ----------------------
Memoranda                                                               Dollar Amounts in Thousands | RCFD  Bil Mil Thou |
- ---------------------------------------------------------------------------------------------------- --------------------
 1.-2. Not applicable                                                                               | ////////////////// |
 3. Unused commitments with an original maturity exceeding one year that are reported in            | ////////////////// |
    Schedule RC-L, items 1.a through 1.e, above (report only the unused portions of commitments     | ////////////////// |
    that are fee paid or otherwise legally binding) ............................................... | 3833     4,251,864 | M.3.
                                                                                                    | ////////////////// |
    a. Participations in commitments with an original maturity           ---------------------------
       exceeding one year conveyed to others ........................... | RCFD 3834 |       13,290 | ////////////////// | M.3.a.
                                                                         ---------------------------
 4. To be completed only by banks with $1 billion or more in total assets:                          | ////////////////// |
    Standby letters of credit and foreign office guarantees (both financial and performance) issued | ////////////////// |
    to non-U.S. addressees (domicile) included in Schedule RC-L, items 2 and 3, above ............. | 3377        45,606 | M.4.
 5. Installment loans to individuals for household, family, and other personal expenditures that    | ////////////////// |
    have been securitized and sold without recourse (with servicing retained), amounts outstanding  | ////////////////// |
    by type of loan:                                                                                | ////////////////// |
    a. Loans to purchase private passenger automobiles (to be completed for the                     | ////////////////// |
       September report only) ..................................................................... | 2741           N/A | M.5.a.
    b. Credit cards and related plans (TO BE COMPLETED QUARTERLY) ................................. | 2742             0 | M.5.b.
    c. All other consumer installment credit (including mobile home loans)(to be completed for the  | ////////////////// |
       September report only) ..................................................................... | 2743           N/A | M.5.c.
                                                                                                    ----------------------






                                                                 26

Legal Title of Bank:  Texas Commerce Bank National Association                     Call Date:   3/31/96  ST-BK: 48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                                      Page RC-17
City, State   Zip:    Houston, TX  77252-2558
FDIC Certificate No.: |0|3|2|6|3|
                      -----------

Schedule RC-M--Memoranda
                                                                                                                  ----------
                                                                                                                  |  C465  | (-
                                                                                                      ------------ --------
                                                                          Dollar Amounts in Thousands | RCFD  Bil Mil Thou |
- ------------------------------------------------------------------------------------------------------ --------------------
1. Extensions of credit by the reporting bank to its executive officers, directors, principal         | ////////////////// |
   shareholders, and their related interests as of the report date:                                   | ////////////////// |
   a. Aggregate amount of all extensions of credit to all executive officers, directors, principal    | ////////////////// |
      shareholders, and their related interests ..................................................... | 6164        23,203 | 1.a.
   b. Number of executive officers, directors, and principal shareholders                             | ////////////////// |
       to whom the amount of all extensions of credit by the                                          | ////////////////// |
      reporting bank (including extensions of credit to related interests)                     Number | ////////////////// |
      equals or exceeds the lesser of $500,000 or 5 percent                ---------------------------
      of total capital as defined for this purpose in agency regulations.  | RCFD 6165 |            4 | ////////////////// | 1.b.
                                                                           ---------------------------
2. Federal funds sold and securities purchased under agreements to resell with U.S. branches          | ////////////////// |
   and agencies of foreign banks(1) (included in Schedule RC, items 3.a and 3.b) .................... | 3405             0 | 2.
3. Not applicable.                                                                                    | ////////////////// |
4. Outstanding principal balance of 1-4 family residential mortgage loans serviced for others         | ////////////////// |
   (include both retained servicing and purchased servicing):                                         | ////////////////// |
   a. Mortgages serviced under a GNMA contract ...................................................... | 5500             0 | 4.a.
   b. Mortgages serviced under a FHLMC contract:                                                      | ////////////////// |
      (1) Serviced with recourse to servicer ........................................................ | 5501             0 | 4.b.(1)
      (2) Serviced without recourse to servicer ..................................................... | 5502             0 | 4.b.(2)
   c. Mortgages serviced under a FNMA contract:                                                       | ////////////////// |
      (1) Serviced under a regular option contract .................................................. | 5503             0 | 4.c.(1)
      (2) Serviced under a special option contract .................................................. | 5504             0 | 4.c.(2)
   d. Mortgages serviced under other servicing contracts ............................................ | 5505             0 | 4.d.
5. To be completed only by banks with $1 billion or more in total assets:                             | ////////////////// |
   Customers' liability to this bank on acceptances outstanding (sum of items 5.a and 5.b must        | ////////////////// |
   equal Schedule RC, item 9):                                                                        | ////////////////// |
   a. U.S. addressees (domicile) .................................................................... | 2103         6,423 | 5.a.
   b. Non-U.S. addressees (domicile) ................................................................ | 2104         3,431 | 5.b.
6. Intangible assets:                                                                                 | ////////////////// |
   a. Mortgage servicing rights ..................................................................... | 3164             0 | 6.a.
   b. Other identifiable intangible assets:                                                           | ////////////////// |
      (1) Purchased credit card relationships ....................................................... | 5506             0 | 6.b.(1)
      (2) All other identifiable intangible assets .................................................. | 5507       112,096 | 6.b.(2)
   c. Goodwill ...................................................................................... | 3163       341,321 | 6.c.
   d. Total (sum of items 6.a through 6.c) (must equal Schedule RC, item 10) ........................ | 2143       453,417 | 6.d.
   e. Amount of intangible assets (included in item 6.b.(2) above) that have been grandfathered or    | ////////////////// |
      are otherwise qualifying for regulatory capital purposes ...................................... | 6442             0 | 6.e.
7. Mandatory convertible debt, net of common or perpetual preferred stock dedicated to                | ////////////////// |
   redeem the debt .................................................................................. | 3295             0 | 7.
                                                                                                      ----------------------
- -------------
(1) Do not report federal funds sold and securities purchased under agreements to resell with other commercial banks in the U.S.
    in this item.






                                                                 27

Legal Title of Bank:  Texas Commerce Bank National Association                     Call Date:   3/31/96  ST-BK: 48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                                      Page RC-18
City, State   Zip:    Houston, TX  77252-2558
FDIC Certificate No.: |0|3|2|6|3|
                      -----------

Schedule RC-M--Continued

                                                                                             ---------------------------
                                                                 Dollar Amounts in Thousands |            Bil Mil Thou |
- --------------------------------------------------------------------------------------------- -------------------------
 8. a. Other real estate owned:                                                              | /////////////////////// |
       (1) Direct and indirect investments in real estate ventures ......................... | RCFD 5372             0 |  8.a.(1)
       (2) All other real estate owned:                                                      | /////////////////////// |
           (a) Construction and land development in domestic offices ....................... | RCON 5508         2,402 |  8.a.(2)(a)
           (b) Farmland in domestic offices ................................................ | RCON 5509           100 |  8.a.(2)(b)
           (c) 1-4 family residential properties in domestic offices ....................... | RCON 5510           584 |  8.a.(2)(c)
           (d) Multifamily (5 or more) residential properties in domestic offices .......... | RCON 5511             0 |  8.a.(2)(d)
           (e) Nonfarm nonresidential properties in domestic offices ....................... | RCON 5512        11,344 |  8.a.(2)(e)
           (f) In foreign offices .......................................................... | RCFN 5513             0 |  8.a.(2)(f)
       (3) Total (sum of items 8.a.(1) and 8.a.(2)) (must equal Schedule RC, item 7) ....... | RCFD 2150        14,430 |  8.a.(3)
    b. Investments in unconsolidated subsidiaries and associated companies:                  | /////////////////////// |
       (1) Direct and indirect investments in real estate ventures ......................... | RCFD 5374             0 |  8.b.(1)
       (2) All other investments in unconsolidated subsidiaries and associated companies ... | RCFD 5375             0 |  8.b.(2)
       (3) Total (sum of items 8.b.(1) and 8.b.(2)) (must equal Schedule RC, item 8) ....... | RCFD 2130             0 |  8.b.(3)
    c. Total assets of unconsolidated subsidiaries and associated companies ................ | RCFD 5376             0 |  8.c.
 9. Noncumulative perpetual preferred stock and related surplus included in Schedule RC,     | /////////////////////// |
    item 23, "Perpetual preferred stock and related surplus" ............................... | RCFD 3778             0 |  9.
10. Mutual fund and annuity sales in domestic offices during the quarter (include            | /////////////////////// |
    proprietary, private label, and third party products):                                   | /////////////////////// |
    a. Money market funds .................................................................. | RCON 6441     6,715,671 | 10.a.
    b. Equity securities funds ............................................................. | RCON 8427             0 | 10.b.
    c. Debt securities funds ............................................................... | RCON 8428             0 | 10.c.
    d. Other mutual funds .................................................................. | RCON 8429        86,350 | 10.d.
    e. Annuities ........................................................................... | RCON 8430         6,424 | 10.e.
    f. Sales of proprietary mutual funds and annuities (included in items 10.a through       | /////////////////////// |
       10.e above) ......................................................................... | RCON 8784     4,378,647 | 10.f.
                                                                                             ---------------------------
- ---------------------------------------------------------------------------------------------------------------------------------
|                                                                                                                               |
|                                                                                                 ----------------------        |
|Memorandum                                                           Dollar Amounts in Thousands | RCFD  Bil Mil Thou |        |
|------------------------------------------------------------------------------------------------- --------------------         |
|1. Interbank holdings of capital instruments (to be completed for the December report only):     | ////////////////// |        |
|   a. Reciprocal holdings of banking organizations' capital instruments ........................ | 3836           N/A | M.1.a. |
|   b. Nonreciprocal holdings of banking organizations' capital instruments ..................... | 3837           N/A | M.1.b. |
|                                                                                                 ----------------------        |
|                                                                                                                               |
- ---------------------------------------------------------------------------------------------------------------------------------






                                                                 28

Legal Title of Bank:  Texas Commerce Bank National Association                     Call Date:   3/31/96  ST-BK: 48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                                      Page RC-19
City, State   Zip:    Houston, TX  77252-2558
FDIC Certificate No.: |0|3|2|6|3|
                      -----------

Schedule RC-N--Past Due and Nonaccrual Loans, Leases, and Other Assets


The FFIEC regards the information reported in
all of Memorandum item 1, in items 1 through 10,                                                            ----------
column A, and in Memorandum items 2 through 4,                                                              |  C470  | (-
column A, as confidential.                            ------------------------------------------------------ --------
                                                      |     (Column A)     |    (Column B)      |    (Column C)      |
                                                      |      Past due      |    Past due 90     |    Nonaccrual      |
                                                      |   30 through 89    |    days or more    |                    |
                                                      |   days and still   |     and still      |                    |
                                                      |      accruing      |     accruing       |                    |
                                                       -------------------- -------------------- --------------------
                          Dollar Amounts in Thousands | RCFD  Bil Mil Thou | RCFD  Bil Mil Thou | RCFD  Bil Mil Thou |
- ------------------------------------------------------ -------------------- -------------------- --------------------
 1. Loans secured by real estate:                     | ////////////////// | ////////////////// | ////////////////// |
    a. To U.S. addressees (domicile) ................ | 1245        59,692 | 1246        10,449 | 1247        69,718 |  1.a.
    b. To non-U.S. addressees (domicile) ............ | 1248             0 | 1249             0 | 1250             0 |  1.b.
 2. Loans to depository institutions and acceptances  | ////////////////// | ////////////////// | ////////////////// |
    of other banks:                                   | ////////////////// | ////////////////// | ////////////////// |
    a. To U.S. banks and other U.S. depository        | ////////////////// | ////////////////// | ////////////////// |
       institutions ................................. | 5377             0 | 5378             0 | 5379             3 |  2.a.
    b. To foreign banks ............................. | 5380             0 | 5381             0 | 5382             0 |  2.b.
 3. Loans to finance agricultural production and      | ////////////////// | ////////////////// | ////////////////// |
    other loans to farmers .......................... | 1594         4,645 | 1597             0 | 1583           580 |  3.
 4. Commercial and industrial loans:                  | ////////////////// | ////////////////// | ////////////////// |
    a. To U.S. addressees (domicile) ................ | 1251       105,028 | 1252        11,879 | 1253        41,955 |  4.a.
    b. To non-U.S. addressees (domicile) ............ | 1254         5,904 | 1255             0 | 1256            46 |  4.b.
 5. Loans to individuals for household, family, and   | ////////////////// | ////////////////// | ////////////////// |
    other personal expenditures:                      | ////////////////// | ////////////////// | /////////////////  |
    a. Credit cards and related plans ............... | 5383           897 | 5384           257 | 5385             0 |  5.a.
    b. Other (includes single payment, installment,   | ////////////////// | ////////////////// | ////////////////// |
       and all student loans) ....................... | 5386        33,930 | 5387        20,291 | 5388         2,986 |  5.b.
 6. Loans to foreign governments and official         | ////////////////// | ////////////////// | ////////////////// |
    institutions .................................... | 5389             0 | 5390             0 | 5391             0 |  6.
 7. All other loans ................................. | 5459        14,506 | 5460         6,580 | 5461         1,921 |  7.
 8. Lease financing receivables:                      | ////////////////// | ////////////////// | ////////////////// |
    a. Of U.S. addressees (domicile) ................ | 1257             0 | 1258             0 | 1259             0 |  8.a.
    b. Of non-U.S. addressees (domicile) ............ | 1271             0 | 1272             0 | 1791             0 |  8.b.
 9. Debt securities and other assets (exclude other   | ////////////////// | ////////////////// | ////////////////// |
    real estate owned and other repossessed assets) . | 3505             0 | 3506             0 | 3507             0 |  9.
                                                      ----------------------------------------------------------------
====================================================================================================================================

Amounts reported in items 1 through 8 above include guaranteed and unguaranteed portions of past due and nonaccrual loans and leases.  Report in item 10 below certain guaranteed loans and leases that have already been included in the amounts reported in items 1 through 8.
                                                      ----------------------------------------------------------------
                                                      | RCFD  Bil Mil Thou | RCFD  Bil Mil Thou | RCFD  Bil Mil Thou |
10. Loans and leases reported in items 1               -------------------- -------------------- --------------------
    through 8 above which are wholly or partially     | ////////////////// | ////////////////// | ////////////////// |
    guaranteed by the U.S. Government ............... | 5612        15,825 | 5613        16,380 | 5614         2,561 | 10.
    a. Guaranteed portion of loans and leases         | ////////////////// | ////////////////// | ////////////////// |
       included in item 10 above .................... | 5615        15,016 | 5616        16,374 | 5617         2,049 | 10.a.
                                                      ----------------------------------------------------------------






                                                                 29

Legal Title of Bank:  Texas Commerce Bank National Association                     Call Date:   3/31/96  ST-BK: 48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                                      Page RC-20
City, State   Zip:    Houston, TX  77252-2558
FDIC Certificate No.: |0|3|2|6|3|
                      -----------

Schedule RC-N--Continued
                                                                                                            ----------
                                                                                                            |  C473  | (-
                                                      ------------------------------------------------------ --------
                                                      |     (Column A)     |    (Column B)      |    (Column C)      |
                                                      |      Past due      |    Past due 90     |    Nonaccrual      |
                                                      |   30 through 89    |    days or more    |                    |
                                                      |   days and still   |     and still      |                    |
Memoranda                                             |      accruing      |     accruing       |                    |
                                                       -------------------- -------------------- --------------------
                          Dollar Amounts in Thousands | RCFD  Bil Mil Thou | RCFD  Bil Mil Thou | RCFD  Bil Mil Thou |
- ------------------------------------------------------ -------------------- -------------------- --------------------
 1. Restructured loans and leases included in         | ////////////////// | ////////////////// | ////////////////// |
    Schedule RC-N, items 1 through 8, above (and not  | ////////////////// | ////////////////// | ////////////////// |
    reported in Schedule RC-C, part I, Memorandum     | ////////////////// | ////////////////// | ////////////////// |
    item 2) ......................................... | 1658             0 | 1659             0 | 1661             0 | M.1.
 2. Loans to finance commercial real estate,          | ////////////////// | ////////////////// | ////////////////// |
    construction, and land development activities     | ////////////////// | ////////////////// | ////////////////// |
    (not secured by real estate) included in          | ////////////////// | ////////////////// | ////////////////// |
    Schedule RC-N, items 4 and 7, above ............. | 6558         1,077 | 6559           914 | 6560           555 | M.2.
                                                       -------------------- -------------------- --------------------
                                                      | RCON  Bil Mil Thou | RCON  Bil Mil Thou | RCON  Bil Mil Thou |
 3. Loans secured by real estate in domestic offices   -------------------- -------------------- --------------------
    (included in Schedule RC-N, item 1, above):       | ////////////////// | ////////////////// | ////////////////// |
    a. Construction and land development ............ | 2759        13,295 | 2769         3,063 | 3492        43,469 | M.3.a.
    b. Secured by farmland .......................... | 3493         2,159 | 3494             0 | 3495            90 | M.3.b.
    c. Secured by 1-4 family residential properties:  | ////////////////// | ////////////////// | ////////////////// |
       (1) Revolving, open-end loans secured by       | ////////////////// | ////////////////// | ////////////////// |
           1-4 family residential properties and      | ////////////////// | ////////////////// | ////////////////// |
           extended under lines of credit ........... | 5398             0 | 5399             0 | 5400             0 | M.3.c.(1)
       (2) All other loans secured by 1-4 family      | ////////////////// | ////////////////// | ////////////////// |
           residential properties ................... | 5401        18,054 | 5402         4,490 | 5403         9,912 | M.3.c.(2)
    d. Secured by multifamily (5 or more) residential | ////////////////// | ////////////////// | ////////////////// |
       properties ................................... | 3499         2,047 | 3500             0 | 3501           963 | M.3.d.
    e. Secured by nonfarm nonresidential properties . | 3502        24,137 | 3503         2,896 | 3504        15,284 | M.3.e.
                                                      ----------------------------------------------------------------
                                                      -------------------------------------------
                                                      |     (Column A)     |    (Column B)      |
                                                      |    Past due 30     |    Past due 90     |
                                                      |  through 89 days   |    days or more    |
                                                       -------------------- --------------------
                                                      | RCFD  Bil Mil Thou | RCFD  Bil Mil Thou |
                                                       -------------------- --------------------
 4. Interest rate, foreign exchange rate, and other   | ////////////////// | ////////////////// |
    commodity and equity contracts:                   | ////////////////// | ////////////////// |
    a. Book value of amounts carried as assets ...... | 3522             0 | 3528             0 | M.4.a.
    b. Replacement cost of contracts with a           | ////////////////// | ////////////////// |
       positive replacement cost .................... | 3529             0 | 3530             0 | M.4.b.
                                                      -------------------------------------------






                                                                 30

Legal Title of Bank:  Texas Commerce Bank National Association                     Call Date:   3/31/96  ST-BK: 48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                                      Page RC-21
City, State   Zip:    Houston, TX  77252-2558
FDIC Certificate No.: |0|3|2|6|3|
                      -----------

Schedule RC-O--Other Data for Deposit Insurance Assessments
                                                                                                               ----------
                                                                                                               |  C475  | (-
                                                                                                   ------------ --------
                                                                      Dollar Amounts in Thousands  | RCON  Bil Mil Thou |
- --------------------------------------------------------------------------------------------------- --------------------
 1. Unposted debits (see instructions):                                                            | ////////////////// |
    a. Actual amount of all unposted debits ...................................................... | 0030           N/A |  1.a.
       OR                                                                                          | ////////////////// |
    b. Separate amount of unposted debits:                                                         | ////////////////// |
       (1) Actual amount of unposted debits to demand deposits ................................... | 0031             0 |  1.b.(1)
       (2) Actual amount of unposted debits to time and savings deposits(1) ...................... | 0032             0 |  1.b.(2)
 2. Unposted credits (see instructions):                                                           | ////////////////// |
    a. Actual amount of all unposted credits ..................................................... | 3510           N/A |  2.a.
       OR                                                                                          | ////////////////// |
    b. Separate amount of unposted credits:                                                        | ////////////////// |
       (1) Actual amount of unposted credits to demand deposits .................................. | 3512             0 |  2.b.(1)
       (2) Actual amount of unposted credits to time and savings deposits(1) ..................... | 3514             0 |  2.b.(2)
 3. Uninvested trust funds (cash) held in bank's own trust department (not included in total       | ////////////////// |
    deposits in domestic offices) ................................................................ | 3520             0 |  3.
 4. Deposits of consolidated subsidiaries in domestic offices and in insured branches in Puerto    | ////////////////// |
    Rico and U.S. territories and possessions (not included in total deposits):                    | ////////////////// |
    a. Demand deposits of consolidated subsidiaries .............................................. | 2211         2,478 |  4.a.
    b. Time and savings deposits(1) of consolidated subsidiaries ................................. | 2351            16 |  4.b.
    c. Interest accrued and unpaid on deposits of consolidated subsidiaries ...................... | 5514             0 |  4.c.
 5. Deposits in insured branches in Puerto Rico and U.S. territories and possessions:              | ////////////////// |
    a. Demand deposits in insured branches (included in Schedule RC-E, Part II) .................. | 2229             0 |  5.a.
    b. Time and savings deposits(1) in insured branches (included in Schedule RC-E, Part II) ..... | 2383             0 |  5.b.
    c. Interest accrued and unpaid on deposits in insured branches                                 | ////////////////// |
       (included in Schedule RC-G, item 1.b) ..................................................... | 5515             0 |  5.c.
                                                                                                   ----------------------
                                                                                                   ----------------------
 Item 6 is not applicable to state nonmember banks that have not been authorized by the            | ////////////////// |
 Federal Reserve to act as pass-through correspondents.                                            | ////////////////// |
 6. Reserve balances actually passed through to the Federal Reserve by the reporting bank on       | ////////////////// |
    behalf of its respondent depository institutions that are also reflected as deposit liabilities| ////////////////// |
    of the reporting bank:                                                                         | ////////////////// |
    a. Amount reflected in demand deposits (included in Schedule RC-E, item 4 or 5, column B) .... | 2314            80 |  6.a.
    b. Amount reflected in time and savings deposits(1) (included in Schedule RC-E,                | ////////////////// |
       item 4 or 5, column A or C, but not column B) ............................................. | 2315             0 |  6.b.
 7. Unamortized premiums and discounts on time and savings deposits:(1)                            | ////////////////// |
    a. Unamortized premiums ...................................................................... | 5516         3,030 |  7.a.
    b. Unamortized discounts ..................................................................... | 5517             0 |  7.b.
- -------------------------------------------------------------------------------------------------------------------------------
|                                                                                                                             |
|8.  To be completed by banks with "Oakar deposits."                                                                          |
|                                                                                                  ----------------------     |
|    Total "Adjusted Attributable Deposits" of all institutions acquired under Section 5(d)(3) of  | ////////////////// |     |
|    the Federal Deposit Insurance Act (from most recent FDIC Oakar Transaction Worksheet(s)) .... | 5518           N/A |  8. |
|                                                                                                  ----------------------     |
|                                                                                                                             |
- -------------------------------------------------------------------------------------------------------------------------------
                                                                                                   ----------------------
 9. Deposits in lifeline accounts ................................................................ | 5596 ///////////// |  9.
10. Benefit-responsive "Depository Institution Investment Contracts" (included in total            | ////////////////// |
    deposits in domestic offices) ................................................................ | 8432             0 | 10.
                                                                                                   ----------------------
- --------------
(1) For FDIC insurance assessment purposes, "time and savings deposits" consists of nontransaction accounts and all transaction accounts other than demand deposits.





                                                                 31

Legal Title of Bank:  Texas Commerce Bank National Association                     Call Date:   3/31/96  ST-BK: 48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                                      Page RC-22
City, State   Zip:    Houston, TX  77252-2558
FDIC Certificate No.: |0|3|2|6|3|
                      -----------

Schedule RC-O--Continued
                                                                                                  ----------------------
                                                                      Dollar Amounts in Thousands | RCON  Bil Mil Thou |
- -------------------------------------------------------------------------------------------------- --------------------
11. Adjustments to demand deposits in domestic offices reported in Schedule RC-E for              | ////////////////// |
    certain reciprocal demand balances:                                                           | ////////////////// |
    a. Amount by which demand deposits would be reduced if reciprocal demand balances             | ////////////////// |
       between the reporting bank and savings associations were reported on a net basis           | ////////////////// |
       rather than a gross basis in Schedule RC-E ............................................... | 8785             0 | 11.a.
    b. Amount by which demand deposits would be increased if reciprocal demand balances           | ////////////////// |
       between the reporting bank and U.S. branches and agencies of foreign banks were            | ////////////////// |
       reported on a gross basis rather than a net basis in Schedule RC-E ....................... | A181             0 | 11.b.
    c. Amount by which demand deposits would be reduced if cash items in process of               | ////////////////// |
       collection were included in the calculation of net reciprocal demand balances between      | ////////////////// |
       the reporting bank and the domestic offices of U.S. banks and savings associations         | ////////////////// |
       in Schedule RC-E ......................................................................... | A182        55,858 | 11.c.
                                                                                                  ----------------------
Memoranda (to be completed each quarter except as noted)                                          ----------------------
                                                                      Dollar Amounts in Thousands | RCON  Bil Mil Thou |
- -------------------------------------------------------------------------------------------------- --------------------
 1. Total deposits in domestic offices of the bank (sum of Memorandum items 1.a.(1) and           | ////////////////// |
    1.b.(1) must equal Schedule RC, item 13.a):                                                   | ////////////////// |
    a. Deposit accounts of $100,000 or less:                                                      | ////////////////// |
       (1) Amount of deposit accounts of $100,000 or less ....................................... | 2702     8,795,780 | M.1.a.(1)
                                                                                           Number | ////////////////// |
       (2) Number of deposit accounts of $100,000 or less (to be       ---------------------------
           completed for the June report only) ....................... | RCON 3779 |          N/A | ////////////////// | M.1.a.(2)
                                                                       ---------------------------
    b. Deposit accounts of more than $100,000:                                                    | ////////////////// |
       (1) Amount of deposit accounts of more than $100,000 ..................................... | 2710     6,844,606 | M.1.b.(1)
                                                                                           Number | ////////////////// |
                                                                       ---------------------------
       (2) Number of deposit accounts of more than $100,000 .......... | RCON 2722 |       17,266 | ////////////////// | M.1.b.(2)
                                                                       -------------------------------------------------
 2. Estimated amount of uninsured deposits in domestic offices of the bank:
    a. An estimate of your bank's uninsured deposits can be determined by multiplying the number of deposit accounts of more than $100,000 reported in Memorandum item 1.b.(2)
       above by $100,000 and subtracting the result from the amount of deposit accounts of more than $100,000 reported in Memorandum item 1.b.(1) above.

      Indicate in the appropriate box at the right whether your bank has a method or                       YES      NO
      procedure for determining a better estimate of uninsured deposits than the                  ----------------------
      estimate described above .................................................................. | 6861 |    |///|   X| M.2.a.
                                                                                                  ----------------------
   b. If the box marked YES has been checked, report the estimate of uninsured deposits           | RCON  Bil Mil Thou |
                                                                                                   --------------------
      determined by using your bank's method or procedure ....................................... | 5597           N/A | M.2.b.
                                                                                                  ----------------------
- -----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   |  C477  | (-
Person to whom questions about the Reports of Condition and Income should be directed:                             ----------

Karen Gatenby, Vice President                                                     (713) 216-5263
- ------------------------------------------------------------------------------    --------------------------------------------
Name and Title (TEXT 8901)                                                        Area code/phone number/extension (TEXT 8902)



                                                                 32

Legal Title of Bank:  Texas Commerce Bank National Association                     Call Date:   3/31/96  ST-BK: 48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                                      Page RC-23
City, State   Zip:    Houston, TX  77252-2558
FDIC Certificate No.: |0|3|2|6|3|
                      -----------

Schedule RC-R--Regulatory Capital

This schedule must be completed by all banks as follows:  Banks that reported total assets of $1 billion or more in Schedule RC,


item 12, for June 30, 1995, must complete items 2 through 9 and Memoranda items 1 and 2.  Banks with assets of less than

$1 billion must complete items 1 through 3 below or Schedule RC-R in its entirety, depending on their response to item 1 below.

                                                                                                             ------------
                                                                                                             |   C480   | (-
1. Test for determining the extent to which Schedule RC-R must be completed.  To be                     ----- ----------
   completed only by banks with total assets of less than $1 billion.  Indicate in the                  | YES        NO |
   appropriate box at the right whether the bank has total capital greater than or          ------------ ---------------
   equal to eight percent of adjusted total assets ........................................ | RCFD 6056 |     |////|    | 1.
                                                                                            -----------------------------

     For purposes of this test, adjusted total assets equals total assets less cash, U.S. Treasuries, U.S. Government agency obligations, and 80 percent of U.S. Government-sponsored agency obligations plus the allowance for loan and lease losses and selected off-balance sheet items as reported on Schedule RC-L (see instructions).

     If the box marked YES has been checked, then the bank only has to complete items 2 and 3 below.  If the box marked
   NO has been checked, the bank must complete the remainder of this schedule.

     A NO response to item 1 does not necessarily mean that the bank's actual risk-based capital ratio is less than eight percent or that the bank is not in compliance with the risk-based capital guidelines.

Items 2 and 3 are to be completed by all banks.                               -------------------------------------------
                                                                              |     (Column A)     |     (Column B)     |
                                                  Dollar Amounts in Thousands |Subordinated Debt(1)|       Other        |
- ------------------------------------------------------------------------------
                                                                              |  and Intermediate  |    Limited-Life    |
                                                                              |Term Preferred Stock| Capital Instruments|
2. Subordinated debt(1) and other limited-life capital instruments (original  |-------------------- --------------------|
   weighted average maturity of at least five years) with a remaining         | RCFD  Bil Mil Thou | RCFD  Bil Mil Thou |
   maturity of:                                                               |-------------------- --------------------|
   a. One year or less ...................................................... | 3780             0 | 3786             0 | 2.a.
   b. Over one year through two years ....................................... | 3781             0 | 3787             0 | 2.b.
   c. Over two years through three years .................................... | 3782             0 | 3788             0 | 2.c.
   d. Over three years through four years ................................... | 3783             0 | 3789             0 | 2.d.
   e. Over four years through five years .................................... | 3784             0 | 3790             0 | 2.e.
   f. Over five years ....................................................... | 3785       345,000 | 3791             0 | 2.f.
                                                                              | ////////////////// | ////////////////// |
3. Amounts used in calculating regulatory capital ratios (report amounts                            --------------------
   determined by the bank for its own internal regulatory capital analyses):  | ////////////////// | RCFD  Bil Mil Thou |
                                                                                                    --------------------
   a. Tier 1 capital ........................................................ | ////////////////// | 8274     1,221,929 | 3.a.
   b. Tier 2 capital ........................................................ | ////////////////// | 8275       542,623 | 3.b.
   c. Total risk-based capital .............................................. | ////////////////// | 3792     1,764,552 | 3.c.
   d. Excess allowance for loan and lease losses ............................ | ////////////////// | A222        85,975 | 3.d.
   e. Risk-weighted assets .................................................. | ////////////////// | A223    15,723,852 | 3.e.
   f. "Average total assets" ................................................ | ////////////////// | A224    19,207,115 | 3.f.
                                                                              -------------------------------------------
                                                                              -------------------------------------------
                                                                              |     (Column A)     |     (Column B)     |
Items 4-9 and Memoranda items 1 and 2 are to be completed                     |       Assets       |   Credit Equiv-    |
by banks that answered NO to item 1 above and                                 |      Recorded      |    alent Amount    |
by banks with total assets of $1 billion or more.                             |       on the       |   of Off-Balance   |
                                                                              |   Balance Sheet    |   Sheet Items(2)   |
                                                                               -------------------- --------------------
                                                                              | RCFD  Bil Mil Thou | RCFD  Bil Mil Thou |
4. Assets and credit equivalent amounts of off-balance sheet items             -------------------- --------------------
   assigned to the Zero percent risk category:                                | ////////////////// | ////////////////// |
   a. Assets recorded on the balance sheet:                                   | ////////////////// | ////////////////// |
      (1) Securities issued by, other claims on, and claims unconditionally   | ////////////////// | ////////////////// |
          guaranteed by, the U.S. Government and its agencies and             | ////////////////// | ////////////////// |
          other OECD central governments .................................... | 3794     2,170,918 | ////////////////// | 4.a.(1)
      (2) All other ......................................................... | 3795       577,419 | ////////////////// | 4.a.(2)
   b. Credit equivalent amount of off-balance sheet items ................... | ////////////////// | 3796        32,161 | 4.b.
                                                                              -------------------------------------------
- --------------
(1) Exclude mandatory convertible debt reported in Schedule RC-M, item 7.
(2) Do not report in column B the risk-weighted amount of assets reported in column A.






                                                                 33

Legal Title of Bank:  Texas Commerce Bank National Association                     Call Date:   3/31/96  ST-BK: 48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                                      Page RC-24
City, State   Zip:    Houston, TX  77252-2558
FDIC Certificate No.: |0|3|2|6|3|
                      -----------

Schedule RC-R--Continued
                                                                                -------------------------------------------
                                                                                |     (Column A)     |     (Column B)     |
                                                                                |       Assets       |   Credit Equiv-    |
                                                                                |      Recorded      |    alent Amount    |
                                                                                |       on the       |   of Off-Balance   |
                                                                                |   Balance Sheet    |   Sheet Items(1)   |
                                                                                 -------------------- --------------------
                                                    Dollar Amounts in Thousands | RCFD  Bil Mil Thou | RCFD  Bil Mil Thou |
- -------------------------------------------------------------------------------- -------------------- --------------------
5. Assets and credit equivalent amounts of off-balance sheet items              | ////////////////// | ////////////////// |
   assigned to the 20 percent risk category:                                    | ////////////////// | ////////////////// |
   a. Assets recorded on the balance sheet:                                     | ////////////////// | ////////////////// |
      (1) Claims conditionally guaranteed by the U.S. Government and            | ////////////////// | ////////////////// |
          its agencies and other OECD central governments ..................... | 3798       430,782 | ////////////////// | 5.a.(1)
      (2) Claims collateralized by securities issued by the U.S. Government     | ////////////////// | ////////////////// |
          and its agencies and other OECD central governments; by               | ////////////////// | ////////////////// |
          securities issued by U.S. Government-sponsored agencies; and          | ////////////////// | ////////////////// |
          by cash on deposit .................................................. | 3799        94,802 | ////////////////// | 5.a.(2)
      (3) All other ........................................................... | 3800     4,301,039 | ////////////////// | 5.a.(3)
   b. Credit equivalent amount of off-balance sheet items ..................... | ////////////////// | 3801       205,497 | 5.b.
6. Assets and credit equivalent amounts of off-balance sheet items              | ////////////////// | ////////////////// |
   assigned to the 50 percent risk category:                                    | ////////////////// | ////////////////// |
   a. Assets recorded on the balance sheet .................................... | 3802       730,702 | ////////////////// | 6.a.
   b. Credit equivalent amount of off-balance sheet items ..................... | ////////////////// | 3803        39,430 | 6.b.
7. Assets and credit equivalent amounts of off-balance sheet items              | ////////////////// | ////////////////// |
   assigned to the 100 percent risk category:                                   | ////////////////// | ////////////////// |
   a. Assets recorded on the balance sheet .................................... | 3804    11,812,556 | ////////////////// | 7.a.
   b. Credit equivalent amount of off-balance sheet items ..................... | ////////////////// | 3805     3,059,195 | 7.b.
8. On-balance sheet asset values excluded from the calculation of the           | ////////////////// | ////////////////// |
   risk-based capital ratio(2) ................................................ | 3806         1,564 | ////////////////// | 8.
9. Total assets recorded on the balance sheet (sum of                           | ////////////////// | ////////////////// |
   items 4.a, 5.a, 6.a, 7.a, and 8, column A)(must equal Schedule RC,           | ////////////////// | ////////////////// |
   item 12 plus items 4.b and 4.c) ............................................ | 3807    20,119,782 | ////////////////// | 9.
                                                                                -------------------------------------------

Memoranda                                                                                            ----------------------
                                                                         Dollar Amounts in Thousands | RCFD  Bil Mil Thou |
- ----------------------------------------------------------------------------------------------------- --------------------
1. Current credit exposure across all off-balance sheet derivative contracts covered by the          | ////////////////// |
   risk-based capital standards .................................................................... | 8764        59,162 | M.1.
                                                                                                     ----------------------
                                               ----------------------------------------------------------------------------
                                               |                       With a remaining maturity of                       |
                                               |--------------------------------------------------------------------------|
                                               |       (Column A)       |       (Column B)       |       (Column C)       |
                                               |    One year or less    |     Over one year      |     Over five years    |
                                               |                        |  through five years    |                        |
2.  Notional principal amounts of               ------------------------ ------------------------ ------------------------
    off-balance sheet derivative contracts(3): | RCFD Tril Bil Mil Thou | RCFD Tril Bil Mil Thou | RCFD Tril Bil Mil Thou |
                                                ------------------------ ------------------------ ------------------------|
    a. Interest rate contracts ............... | 3809         5,841,116 | 8766         3,133,072 | 8767           635,868 | M.2.a.
    b. Foreign exchange contracts ............ | 3812           381,913 | 8769                 0 | 8770                 0 | M.2.b.
    c. Gold contracts ........................ | 8771                 0 | 8772                 0 | 8773                 0 | M.2.c.
    d. Other precious metals contracts ....... | 8774                 0 | 8775                 0 | 8776                 0 | M.2.d.
    e. Other commodity contracts ............. | 8777             1,829 | 8778            13,948 | 8779                 0 | M.2.e.
    f. Equity derivative contracts ........... | A000                 0 | A001                 0 | A002                 0 | M.2.f.
                                               ----------------------------------------------------------------------------
- --------------
(1) Do not report in column B the risk-weighted amount of assets reported in column A.
(2) Include the difference between the fair value and the amortized cost of available-for-sale securities in item 8 and report the amortized cost of these securities in items 4 through 7 above.  Item 8 also includes on-balance sheet asset values (or portions thereof) of off-balance sheet interest rate, foreign exchange rate, and commodity contracts and those contracts (e.g., futures contracts) not subject to risk-based capital.  Exclude from item 8 margin accounts and accrued receivables as well as any portion of the allowance for loan and lease losses in excess of the amount that may be included in Tier 2 capital.
(3) Exclude foreign exchange contracts with an original maturity of 14 days or less and all futures contracts.





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
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
Legal Title of Bank:  Texas Commerce Bank National Association                     Call Date:   3/31/96  ST-BK: 48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                                      Page RC-25
City, State   Zip:    Houston, TX  77252-2558
FDIC Certificate No.: |0|3|2|6|3|
                      -----------

                                       Optional Narrative Statement Concerning the Amounts
                                         Reported in the Reports of Condition and Income
                                              at close of business on March 31, 1996


Texas Commerce Bank National Association                           Houston                             Texas
- ---------------------------------------------------------------    ----------------------------------, ---------------------------
Legal Title of Bank                                                City                                State

The management of the reporting bank may, if it wishes, submit a brief narrative statement on the amounts reported in the Reports of
Condition and Income. This optional statement will be made available to the public, along with the publicly available data in the
Reports of Condition and Income, in response to any request for individual bank report data. However, the information reported in column A and in all of Memorandum item 1 of Schedule RC-N is regarded as confidential and will not be released to the public. BANKS
CHOOSING TO SUBMIT THE NARRATIVE STATEMENT SHOULD ENSURE THAT THE STATEMENT DOES NOT CONTAIN THE NAMES OR OTHER IDENTIFICATIONS OF
INDIVIDUAL BANK CUSTOMERS, REFERENCES TO THE AMOUNTS REPORTED IN THE CONFIDENTIAL ITEMS IN SCHEDULE RC-N, OR ANY OTHER INFORMATION
THAT THEY ARE NOT WILLING TO HAVE MADE PUBLIC OR THAT WOULD COMPROMISE THE PRIVACY OF THEIR CUSTOM- ERS. Banks choosing not to make a statement may check the "No comment" box below and should make no entries of any kind in the space provided for the narrative statement; i.e., DO NOT enter in this space such phrases as "No statement," "Not applicable," "N/A," "No comment," and "None."

The optional statement must be entered on this sheet. The statement should not exceed 100 words. Further, regardless of the number of words, the statement must not exceed 750 characters, including punctuation, indentation, and standard spacing between words and sentences. If any submission should exceed 750 characters, as defined, it will be truncated at 750 characters with no notice to the submitting bank and the truncated statement will appear as the bank's statement both on agency computerized records and in computer-file releases to the public.

All information furnished by the bank in the narrative statement must be accurate and not misleading. Appropriate efforts shall be taken by the submitting bank to ensure the statement's accuracy. The statement must be signed, in the space provided below, by a senior officer of the bank who thereby attests to its accuracy.

If, subsequent to the original submission, material changes are submitted for the data reported in the Reports of Condition and
Income, the existing narrative statement will be deleted from the files, and from disclosure; the bank, at its option, may replace it with a statement, under signature, appropriate to the amended data.

The optional narrative statement will appear in agency records and in release to the public exactly as submitted (or amended as described in the preceding paragraph) by the management of the bank (except for the truncation of statements exceeding the
750-character limit described above). THE STATEMENT WILL NOT BE EDITED OR SCREENED IN ANY WAY BY THE SUPERVISORY AGENCIES FOR
ACCURACY OR RELEVANCE. DISCLOSURE OF THE STATEMENT SHALL NOT SIGNIFY THAT ANY FEDERAL SUPERVISORY AGENCY HAS VERIFIED OR  CONFIRMED
THE ACCURACY OF THE INFORMATION CONTAINED THEREIN. A STATEMENT TO THIS EFFECT WILL APPEAR ON ANY PUBLIC RELEASE OF THE OPTIONAL
STATEMENT SUBMITTED BY THE MANAGEMENT OF THE REPORTING BANK.

- ------------------------------------------------------------------------------------------------------------------------------------
No comment | | (RCON 6979)                                                                                        | C471 | C472  |(-
           ---                                                                                                    ------------------

BANK MANAGEMENT STATEMENT (please type or print clearly):
(TEXT 6980)



                                                    ---------------------------------------------   --------------------------------
                                                    Signature of Executive Officer of Bank          Date of Signature






                                                                35

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

Legal Title of Bank:  Texas Commerce Bank National Association                     Call Date:   3/31/96  ST-BK: 48-3926  FFIEC 031
Address:              P.O. Box 2558
City, State   Zip:    Houston, TX  77252-2558
FDIC Certificate No.: |0|3|2|6|3|
                      -----------

                                            THIS PAGE IS TO BE COMPLETED BY ALL BANKS
- ----------------------------------------------------------------------------------------------------------------------------------
                    NAME AND ADDRESS OF BANK                   |                 OMB No. For  OCC:  1557-0081
                                                               |                 OMB No. For FDIC:  3064-0052
                                                               |            OMB No. For Federal Reserve: 7100-0036
                                                               |                  Expiration Date:   3/31/96
                                                               |
                        PLACE LABEL HERE                       |                        SPECIAL REPORT
                                                               |                (Dollar Amounts in Thousands)
                                                               |
                                                                ------------------------------------------------------------------
                                                               | CLOSE OF BUSINESS  | FDIC Certificate Number  |             |
                                                               | DATE               |                          |    C-700    | (-
                                                               |         3/31/96    |    |0|3|2|6|3|           |             |
- ----------------------------------------------------------------------------------------------------------------------------------
LOANS TO EXECUTIVE OFFICERS (Complete as of each Call Report Date)
- ----------------------------------------------------------------------------------------------------------------------------------
The following information is required by Public Laws 90-44 and 102-242, but does not constitute a part of the Report of Condition.
With each Report of Condition, these Laws require all banks to furnish a report of all loans or other extensions of credit to their executive officers made since the date of the previous Report of Condition.  Data regarding individual loans or other extensions of credit are not required.  If no such loans or other extensions of credit were made during the period, insert "none"
against subitem (a).  (Exclude the first $15,000 of indebtedness of each executive officer under bank credit card plan.)  See
Sections 215.2 and 215.3 of Title 12 of the Code of Federal Regulations (Federal Reserve Board Regulation O) for the definitions of "executive officer" and "extension of credit," respectively.  Exclude loans and other extensions of credit to directors and principal shareholders who are not executive officers.
- ----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 -----------------------------
a. Number of loans made to executive officers since the previous Call Report date .............. | RCFD 3561 |              0   a.
                                                                                                  ----------------------------
b. Total dollar amount of above loans (in thousands of dollars) ................................ | RCFD 3562 |              0   b.
                                                                                                 -----------------------------
c. Range of interest charged on above loans                            -------------------------------------------------------
   (example: 9 3/4% = 9.75) .......................................... | RCFD 7701 |    0.00 | %  to | RCFD 7702 |    0.00 | %  c.
                                                                       -------------------------------------------------------
- ----------------------------------------------------------------------------------------------------------------------------------






- ----------------------------------------------------------------------------------------------------------------------------------
SIGNATURE AND TITLE OF OFFICER AUTHORIZED TO SIGN REPORT                                      | DATE (Month, Day, Year)
                                                                                              |
                                                                                              |
                                                                                              |
- ----------------------------------------------------------------------------------------------------------------------------------
NAME AND TITLE OF PERSON TO WHOM INQUIRIES MAY BE DIRECTED (TEXT 8903)                        | AREA CODE/PHONE NUMBER/EXTENSION
                                                                                              | (TEXT 8904)
Karen Gatenby, Vice President                                                                 |      (713) 216-5263
                                                                                              |
- ----------------------------------------------------------------------------------------------------------------------------------
FDIC 8040/53 (6-95)






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